SCHEDULE 14A
                               (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the
                     Securities Exchange Act of 1934

Filed by the registrant |X|
Filed by a Party other than the Registrant | |

Check the appropriate box:
  |X| Preliminary Proxy Statement
  | | Definitive Proxy Statement
  | | Definitive Additional Materials
  | | Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12 | | Confidential, For Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)

                       TRICO MARINE SERVICES, INC.
              (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

          Payment of Filing Fee (Check the appropriate box):
           |X| No Fee Required
           | | Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
               and 0-11.
                (1) Title of each class of securities to which transaction applies:

                (2) Aggregate number of securities to which transactions
                    applies:

                (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                (4) Proposed maximum aggregate value of transaction:

                (5) Total fee paid:

           | | Fee paid previously with preliminary materials:


           | | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                (1) Amount previously paid:

                (2) Form, Schedule or Registration Statement no.:

                (3) Filing party:

                (4) Date filed:

                          TRICO MARINE SERVICES, INC.
                           250 NORTH AMERICAN COURT
                            HOUMA, LOUISIANA 70363





To Our Stockholders:

      You   are  cordially  invited  to  attend  the  1999  Annual  Meeting  of
Stockholders of Trico Marine Services, Inc. on Tuesday, June 8, 1999, at 10:00 a.m. C.D.T. at the Houston Racquet Club at 10709 Memorial, Houston, Texas.

      The Notice of Annual Meeting and Proxy Statement accompanying this letter describe in detail the formal business to be acted upon at the meeting, including the election of two directors, a proposal relating to the issuance of shares of the Company's Common Stock to certain investors and such other business as may properly come before the meeting or any adjournment thereof.

      After careful consideration, the Company's Board of Directors has unanimously approved the proposal relating to the issuance of the Company's Common Stock to certain investors set forth in the Proxy Statement and recommends that you vote in favor of the proposal. The Board has also nominated Thomas E. Fairley and Benjamin F. Bailar for reelection to the Board and urges you to vote for their election.

      Please sign, date and return the enclosed proxy card promptly. This will save your company the additional expenses associated with soliciting proxies, as well as ensure that your shares are represented. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.


                                          Sincerely,


                                          Thomas E. Fairley
                                          President and Chief Executive Officer

                                    [LOGO]





                          TRICO MARINE SERVICES, INC.
                           250 NORTH AMERICAN COURT
                            HOUMA, LOUISIANA 70364

                             ____________________


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Stockholders of Trico Marine Services, Inc.:

      The annual meeting of stockholders of Trico Marine Services, Inc. (the "Company") will be held at the Houston Racquet Club, 10709 Memorial Road, Houston, Texas, on June 8, 1999, at 10:00 a.m., local time, to consider and take action on the following matters:

      1.    The election of two directors for a three-year term;

      2. The approval of the issuance and sale of the second tranche of 4,000,000 shares of the Company's Common Stock pursuant to the terms of the Purchase Agreement, dated as of April 16, 1999, among the Company and Inverness/Phoenix Partners LP and Executive Capital Partners I LP; and

      3. Such other business as may properly come before the meeting or any adjournments thereof.

      Only holders of record of the Company's Common Stock at the close of business on April 28, 1999, are entitled to notice of and to vote at the annual meeting.

      PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. A PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE VOTING THEREOF.

                                              By   Order   of   the  Board   of
                                              Directors



                                              Victor M. Perez
                                              Secretary
Houma, Louisiana
May [6], 1999

                         TRICO MARINE SERVICES, INC.
                           250 NORTH AMERICAN COURT
                           HOUMA, LOUISIANA 70363

                                MAY [6], 1999

                             ___________________


                               PROXY STATEMENT

    This Proxy Statement is furnished to stockholders of Trico Marine Services, Inc. (the "Company") in connection with the solicitation on behalf of its Board of Directors (the "Board") of proxies for use at the annual meeting of stockholders of the Company to be held on June 8, 1999, at the time and place set forth in the accompanying notice and at any adjournments thereof (the "Meeting").

    Only stockholders of record of the Company's common stock, $0.01 par value per share ("Common Stock"), at the close of business on April 28, 1999, are entitled to notice of and to vote at the Meeting. On that date, the Company had outstanding _________ shares of Common Stock, each of which is entitled to one vote.

    The enclosed proxy may be revoked at any time prior to its exercise by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy will also be deemed revoked with respect to any matter on which the stockholder votes in person at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy. Unless otherwise marked, properly executed proxies in the form of the accompanying proxy card will be voted for the election of the two nominees to the Board listed below and for the approval of the proposals outlined herein.

    This Proxy Statement is first being mailed to stockholders on or about May [6], 1999. Proxies may be solicited by mail, personal interview, telephone and telegraph. [The Company has also retained the firm of ______ to aid in the solicitation of brokers, banks and institutional and other stockholders for a fee of approximately $___.] Banks, brokerage houses and other nominees or fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies. The cost of soliciting proxies hereunder will be borne by the Company.

                MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                                 PROPOSAL ONE
                            ELECTION OF DIRECTORS

GENERAL

    The Company's Certificate of Incorporation provides for a Board of Directors to be made up of three classes, as nearly equal in number as possible. The members of each class serve three-year staggered terms with one class to be elected at each annual meeting. The terms of Messrs. Fairley and Bailar will expire at the Meeting. Accordingly, proxies cannot be voted for more than two nominees.

    Unless authority to vote for the election of directors is withheld, the proxies solicited hereby will be voted FOR the election of each individual named under "Nominees" below. If either nominee should decline or be unable to serve for any reason, votes will instead be cast for a substitute nominee designated by the Board. The Board has no reason to believe that either nominee will decline to be a candidate or, if elected, will be unable or unwilling to serve. Under the Company's By-Laws, directors are elected by a plurality vote.

    The Board has nominated and urges you to vote FOR the reelection of Messrs. Fairley and Bailar.

    The following table sets forth, as of ______, 1999, certain information about the nominees for re-election to the Board and the Company's other directors:


                                                        PRINCIPAL OCCUPATION
                                                        AND DIRECTORSHIPS IN                 DIRECTOR            TERM
     NOMINEES                     AGE                 OTHER PUBLIC CORPORATIONS               SINCE            EXPIRING
-------------------           ----------         -----------------------------------------  ----------       -----------
Thomas E. Fairley                   51            President and Chief Executive Officer of    1993              2002
                                                  the   Company;   Director:  Gulf  Island
                                                  Fabrication,   Inc.    (fabricator    of
                                                  offshore production platforms)

Benjamin F. Bailar                  64            Dean  Emeritus  of  the  Jones  Graduate    1994              2002
                                                  School   of   Administration   at   Rice
                                                  University;     Director:    U.S.    Can
                                                  Corporation,      Dana       Corporation
                                                  (manufacturer  of auto parts) and  Smith
                                                  International,  Inc.   (energy  services
                                                  product and service provider)

OTHER DIRECTORS

Ronald O. Palmer                    52            Chairman of the Board                       1993              2000

Garth H. Greimann                   44            Managing  Director of Berkshire Partners    1993              2000
                                                  LLC (private  equity  investment  firm);
                                                  Director:   The  Profit  Recovery  Group
                                                  International   (provider   of  accounts
                                                  payable   and  other  recovery  auditing
                                                  services)

W. McComb Dunwoody                  54            Managing     Director    of    Inverness    1999              2000
                                                  Management    LLC     (private    equity
                                                  investment firm).  Director:   National-
                                                  Oilwell, Inc. (energy services equipment
                                                  provider)

H. K. Acord                         65            Oil  and  gas  consultant.  From 1993 to    1997              2001
                                                  1996, Mr. Acord served as Executive Vice
                                                  President,  Exploration  and  Production
                                                  Division   of  Mobil   Oil   Corporation
                                                  ("Mobil").  From 1989 to 1993, he served
                                                  as   a  Vice  President,   International
                                                  Producing Operations for Mobil.

Edward C. Hutcheson, Jr.            53            Principal with HWG Capital, a subsidiary    1994              2001
                                                  of Harris,  Webb  & Garrison (investment
                                                  banking firm).  From  November  1994  to
                                                  October  1996,  Mr.  Hutcheson served as
                                                  CEO or Chairman of the  Board  of  Crown
                                                  Castle   International   Corp.   ("Crown
                                                  Castle")  (owner and manager of wireless
                                                  communications  towers).   From  January
                                                  1994 to October 1994, Mr. Hutcheson  was
                                                  involved     in    private    investment
                                                  activities leading  to  the  creation of
                                                  Crown   Castle.   From  March  1992   to
                                                  December  1993, Mr.  Hutcheson served as
                                                  President and Chief Operating Officer of
                                                  Baroid Corporation  (an  energy services
                                                  and   equipment   provider);   Director:
                                                  Titanium  Metals  Corporation  (titanium
                                                  sponge   and   mill  product  producer);
                                                  Pinnacle  Management  &  Trust  Co.  and
                                                  Crown Castle

James C. Comis, III                 34            Managing    Director     of    Inverness    1999              2001
                                                  Management  LLC.   Director:   National-
                                                  Oilwell,   Inc.   (an  energy   services
                                                  equipment provider)



VOTE REQUIRED FOR ELECTION

    Assuming the presence of a quorum, directors of the Company are elected by plurality vote of the shares of Common Stock present in person or by proxy and voting on the election of directors. Shares may be voted for or withheld from each nominee for election as a director. Shares for which the vote is withheld and "broker non-votes" will be excluded entirely and have no effect on the election of directors of the Company.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                       THAT YOU VOTE FOR EACH NOMINEE.

BOARD AND COMMITTEE MEETINGS

    During 1998, the Board held seven  meetings.   Each director of the Company
attended at least 75% of the aggregate number of meetings held during 1998 of the Board and committees of which he was a member.

    The Board has an Audit Committee and a Compensation Committee. The Compensation Committee met two times in 1998. The Audit Committee met one time in 1998. The Audit Committee, whose current members are Mr. Greimann and Dean Bailar, reviews the Company's annual audit and meets with the Company's independent public accountants to review the Company's internal controls and financial management practices. The Compensation Committee, whose current members are Messrs. Greimann and Hutcheson, is responsible for determining the compensation of the Company's key employees and administering the Company's stock incentive plans.

COMPENSATION OF DIRECTORS

    Each non-employee director receives an annual fee of $12,500, plus $500 for each Board or committee meeting attended. All directors are reimbursed for reasonable out-of-pocket expenses incurred in attending Board and committee meetings.

    Under the Company's amended 1996 Incentive Compensation Plan, each non-employee director receives an option to purchase 2,000 shares of Common Stock on the day following each annual meeting of stockholders while such plan remains in effect. Each non-employee director who joins the Board also receives options to buy 10,000 shares of Common Stock. The options become exercisable immediately and expire ten years from the date of grant. The exercise price of the options is the closing sales price of the Company's Common Stock on the date of grant on the Nasdaq National Market.


                                 PROPOSAL TWO
          APPROVAL OF THE ISSUANCE AND SALE OF SHARES OF COMMON STOCK
                 EXCEEDING 20% OF THE OUTSTANDING COMMON STOCK


GENERAL

    On April 16, 1999, the Company entered into a Purchase Agreement (the "Purchase Agreement") with affiliates of Inverness Management LLC, a privately held investment firm, to purchase $50,000,000 of Common Stock in a private placement. Under the Purchase Agreement, Inverness/Phoenix Partners LP and Executive Capital Partners I LP (the "Investors"), agreed to purchase in two tranches 8,000,000 shares of the Company's Common Stock at $6.25 per share. On ___, 1999, the Company closed the first tranche and issued 4,000,000 shares of Common Stock for $25 million. Promptly following stockholder approval of the issuance of the second tranche, the Company will issue and sell to the Investors the remaining 4,000,000 shares of Common Stock for $25 million.

BACKGROUND

    The Company entered into the Purchase Agreement in order to improve the Company's financial flexibility and enable the Company to pursue potential acquisition and other investment opportunities in the current challenging environment facing the marine support vessel industry. In January 1999, the Company engaged Bear Stearns & Company, Inc. ("Bear Stearns") to explore equity alternatives available to the Company. The Board and management reviewed and considered several alternatives and, after careful consideration, the Board of Directors determined that the sale of Common Stock pursuant to the Purchase Agreement afforded the Company the most favorable terms of the proposals received. The Board unanimously approved the Purchase Agreement and related matters and, in so doing, considered a number of factors, including:

    * the reduction in the Company's financial leverage and resulting enhanced financial flexibility;

    *     the  issuance   of   only  Common   Stock  and  the  absence  of  any
          restrictive covenants on the conduct of the Company's business;

    * the premium to the Company's stock price offered by the Investors. On April 15, 1999, the last full trading day prior to the date on which the Purchase Agreement was signed, the purchase price represented a 20% premium over the closing sale price of the Company's Common Stock. The Board also considered the 25% premium offered by the Investors over the previous 10 trading day average, the 27% premium over the previous 40 trading day average and the 27% premium over the previous 60 trading day average price of the Company's Common Stock; and

    * alternatives to the private offering, including alternative public or private financing, which were either unavailable or were available on terms the Board of Directors considered less favorable in light of all the circumstances.

NASDAQ REQUIREMENTS

    Stockholder approval of the issuance of shares of Common Stock in the second tranche is required by the governance rules of the Nasdaq Stock Market. The Company's Common Stock is listed on the Nasdaq Stock Market, and Nasdaq's corporate governance rules require stockholder approval for the private placement of shares of Common Stock in an amount equal to 20% or more of the shares outstanding before the private placement at a price less than the greater of the Common Stock's market value or book value per share. Since the number of shares of Common Stock to be issued under the Purchase Agreement exceeds this amount and the purchase price for the Common Stock is less than the Common Stock's book value, stockholder approval is required before the Company can issue the shares of Common Stock in the second tranche.

THE TRANSACTION

    The following is a summary of selected information relating to the issuance of the Company's Common Stock to the Investors. A copy of the Purchase Agreement and the Stockholders' Agreement between the Company and the Investors are attached as Annex A and Annex B, respectively, of this Proxy Statement. The summary is qualified in its entirety by reference to the terms of the Purchase Agreement and Stockholders' Agreement.

The Purchase Agreement

    The Purchase Agreement calls for the issuance and sale of 8,000,000 shares of Common Stock to the Investors in two tranches of 4,000,000 shares each. The Investors agreed to pay $6.25 per share of Common Stock, or an aggregate consideration of $25 million at the closing of each tranche. The first tranche closed on _____, 1999, after the early termination of the waiting period under the Hart-Scott-Rodino Act. The Company plans to close the second tranche promptly following stockholder approval at the meeting.

    Under the Purchase Agreement, the Company agreed to pay a $2,000,000 transaction fee to the Investors. The Company paid $1,000,000 to the Investors at the closing of the first tranche and has agreed to pay $1,000,000 to the Investors upon the earlier to occur of the closing of the second tranche and July 15, 1999. The Company must make the second payment of $1,000,000 whether or not the second tranche of Common Stock is issued and sold to the Investors.

The Stockholders' Agreement

    In accordance with the Purchase Agreement, the Company entered into a Stockholders' Agreement with the Investors at the closing of the first tranche. Under the terms of the Stockholders' Agreement, the Company increased the size of its Board of Directors from six to eight members. The two new directorships were filled by the designees of the Investors, James C. Comis, III and W. McComb Dunwoody. Under the Stockholders' Agreement, the Investors have the right to designate two directors to the Company's Board of Directors so long as the Investors own an aggregate of 4,000,000 shares of Common Stock. If, however, either the second tranche does not close or the Investors own less than 4,000,000 but more than 500,000 shares of Common Stock, following the expiration of Mr. Comis' term of office as a director at the Company's annual meeting in 2001, the Investors will have the right to designate only one director to the Board of Directors. If the Investors do not hold at least 500,000 shares, they will not have the right to designate any directors to the Board of Directors. The Company agreed to take all necessary action to assist in the nomination for election as directors the persons designated by the Investors in accordance with the terms of the Stockholders' Agreement.

    Pursuant to the Stockholders' Agreement, the Investors agreed not to acquire any additional shares of the Company's stock, other than the shares of Common Stock purchased under the Purchase Agreement, without the prior consent of the Board. The Investors also agreed to certain restriction on the sale of their shares of Common Stock, including limitations on the sale of Common Stock to other companies engaged in the oilfield services industry. The Investors also agreed not to, without the prior consent of the Board, solicit proxies or take certain other actions relating to transactions that would result in a change of control of the Company.

    Under the Stockholders' Agreement, the Company granted the Investors' certain registration rights with respect to the shares of Common Stock acquired under the Purchase Agreement. Pursuant to the Stockholders' Agreement, the Investors will be entitled to three demand registrations; provided that the Investors register no less than 20% of the Common Stock they owned pursuant to each such registration and the Company not be required to effect more than one such registration in any 12-month period. The Investors also have the right to require the Company to file a shelf registration with respect to the shares acquired by them under the Purchase Agreement; provided that the Investors register shares with an aggregate value of not less than $3 million and the Company will not be required to effect more than one such shelf registration in any 12-month period. In addition, if the Company proposes to register any Common Stock in connection with a public offering, the Investors may require the Company to include all or a portion of the shares owned by the Investors at that time. The Company has agreed to pay all the expenses of any registration under the Stockholders' Agreement, other than underwriters' discounts and commissions, and to indemnify the Investors for certain liabilities in connection with any such registration.

CERTAIN CONSIDERATIONS

    While the Board of Directors is of the opinion that the issuance of the Company's Common Stock in the second tranche under the Purchase Agreement is advisable and in the best interests of the Company and its stockholders, stockholders should consider the following possible factors, as well as the other information contained in this Proxy Statement, in evaluating this proposal.

    Investors Are Significant Stockholders. Upon the completion of the first tranche under the Purchase Agreement, the Investors held approximately 16% of the Company's outstanding Common Stock, and became the Company's largest stockholders. If the Company's stockholders approve the issuance of Common Stock in the second tranche, the Investors will hold approximately 28% of the Company's outstanding Common Stock. As significant stockholders, the Investors may be able to significantly influence matters submitted to the stockholders for a vote, including the election of directors and the approval of mergers and other business combination transactions. The Investors have agreed under the Stockholders' Agreement to certain restrictions on their actions relating to proposals or transactions not approved by the Board that would result in a change of control of the Company.

    Possible Effect on Market Price. In connection with the Stockholders' Agreement, the Company has granted the Investors certain demand and piggyback registration rights in connection with the resale of the shares issued to the Investors. These registration rights will facilitate the resale of the Investors' shares into the public market and increase the number of shares of Common Stock available for public trading. Resales of the shares issued to the Investors also could have the effect of creating downward pressure on the market price of the Common Stock. The Investors cannot exercise their demand registration rights under the Stockholders' Agreement until November 1999.

    The Board of Directors considered these disadvantages and concluded that they were outweighed by the advantages gained by the Company from the Purchase Agreement. The Board considered the other equity alternatives available to the Company and determined that the terms of the Purchase Agreement were the most favorable available to the Company at this time.

CONSEQUENCES IF THE PROPOSAL IS NOT APPROVED

    The Company has determined that it needs the proceeds from the sale of the second tranche to the Investors to further reduce the Company's financial leverage and to enable the Company to accomplish its business plans relating to potential acquisition and other investment opportunities. Stockholder approval of this proposal is required under the rules of the Nasdaq Stock Market and is a condition under the Purchase Agreement for the issuance of the shares of Common Stock in the second tranche. If stockholder approval is not obtained for this proposal, the second tranche will not be consummated. As a result, the Company may be required to locate additional sources of equity financing. There can be no assurance regarding the availability or terms of any such additional equity financing, and the Company could be adversely affected if it is unable to obtain such additional financing or if the terms of any such additional financing are not as favorable to the Company as the terms of the Purchase Agreement.

VOTE REQUIRED FOR APPROVAL

    Assuming the presence of a quorum, an affirmative vote of a majority of the shares of Common Stock present in person or by proxy and voting will be required for the approval of issuance of the Company's Common Stock in the second tranche under the Purchase Agreement. Abstentions with respect to voting on this matter will have the effect of a negative vote, and "broker non-votes" with respect to this matter will have no effect on the outcome of the vote. Unless the proxy specifically indicates to the contrary, the Company plans to vote all proxies solicited hereby in favor of this proposal.

BOARD OF DIRECTORS' RECOMMENDATION

    The Board of Directors and management of the Company reviewed and considered several equity alternatives prior to entering into the Purchase Agreement with the Investors. The Company's Board of Directors unanimously approved the transaction, and believes that it is desirable and in the best interest of the Company and the Company's stockholders to consummate the issuance and sale of the Common Stock in the second tranche of the Purchase Agreement. Bear Stearns served as the financial advisor to the Company in the transaction and also rendered an opinion that the transaction is fair to the Company from a financial point of view. A copy of the fairness opinion, setting forth the information reviewed, assumptions made, and matters considered, is attached as Annex C of this Proxy Statement.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR
                          APPROVAL OF THIS PROPOSAL.




                               STOCK OWNERSHIP

    The following table sets forth, as of _____, 1999, certain information regarding beneficial ownership of Common Stock of (i) each director and nominee of the Company, (ii) each of the Named Executive Officers (as defined below), and (iii) all directors and executive officers of the Company as a group, and
(iv) the other stockholder known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Unless otherwise indicated, the securities are held with sole voting and investment power.

                                                  NO. OF                PERCENT
             NAME OF BENEFICIAL OWNER             SHARES                OF CLASS
------------------------------------------   ---------------        ---------------
Thomas E. Fairley                                496,826(1)              1.9%
Ronald O. Palmer                                 476,826(1)              1.9%
W. McComb Dunwoody                             4,010,000(1)(2)          15.7%
James C. Comis                                 4,010,000(1)(2)          15.7%
H. K. Acord                                       29,000(1)               *
Benjamin F. Bailar                                38,000(1)(3)            *
Garth H. Greimann                                 25,256(1)               *
Edward C. Hutcheson, Jr.                          25,000(1)               *
Victor M. Perez                                  218,640(1)               *
Michael D. Cain                                   36,000(1)               *
Kenneth W. Bourgeois                              40,000(1)               *
All directors and executive
 Officers as a group (12 persons)              5,405,548(4)             21.1%

* Less than one percent

(1) Includes the following number of shares subject to options that are exercisable by _____, 1999: Mr. Fairley, 458,540; Mr. Palmer, 408,926; Mr. Dunwoody, 10,000; Mr. Comis, 10,000; Mr. Acord, 14,000; Mr. Bailar 4,000;
    Mr. Greimann 4,000; Mr. Hutcheson 4,000; Mr. Perez, 218,640; Mr. Cain, 36,000; and Mr. Bourgeois, 40,000.
(2) Includes 4,000,000 shares of Common Stock acquired by the Investors pursuant to the terms of the Purchase Agreement.
(3) Shares beneficially owned by Mr. Bailar (excluding shares subject to options that are currently exercisable) are owned by a trust of which Mr. Bailar is the sole trustee and beneficiary.
(4) Includes 1,208,106 shares subject to options that are exercisable by _____, 1999 held by executive officers and directors.



                           EXECUTIVE COMPENSATION

ANNUAL COMPENSATION

    The following table sets forth all cash compensation and options granted for the three years ended December 31, 1998, to the Company's Chief Executive Officer and each of its four most highly compensated executive officers (collectively, the "Named Executive Officers").

                                                                                       LONG-TERM
                                                                                     COMPENSATION
                                               ANNUAL  COMPENSATION                     AWARDS
                             ----------------------------------------------------   --------------
                                                                        OTHER        NO. OF SHARES
                                                                        ANNUAL        UNDERLYING
                                                                        COMPEN-        OPTIONS           ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR         SALARY         BONUS          SATION(1)      GRANTED          COMPENSATION
---------------------------  ----       ----------     ---------       ---------    --------------   ----------------

Thomas E. Fairley            1998       $  210,000     $  35,000       $     ---    16,000           $  1,890
President and Chief          1997       $  210,000     $  95,970       $     ---    12,000           $  1,260
Executive Officer            1996       $  150,000     $  90,000       $     ---    20,000           $  1,134

Ronald O. Palmer             1998       $  210,000     $  35,000       $     ---    16,000           $  1,890
Chairman of the Board        1997       $  210,000     $  95,970       $     ---    12,000           $  1,260
                             1996       $  150,000     $  90,000       $     ---    20,000           $  1,134

Victor M. Perez              1998       $  150,000     $  25,000       $     ---    15,000           $  1,350
Vice President, Chief        1997       $  150,000     $  68,550       $     ---    12,000           $  1,104
Financial Officer and        1996       $  135,000     $  81,000       $     ---    20,000           $  1,068
Treasurer

Kenneth W. Bourgeois         1998       $  105,000     $  20,000       $     ---    12,000           $    945
Vice President and           1997       $  105,000     $  30,000       $     ---    12,000           $    753
Controller                   1996       $   90,000     $  34,000       $     ---    20,000           $    728

Michael D. Cain              1998       $   86,667    $  15,000        $     ---    12,000           $    780
Vice President - Marketing   1997       $   80,000    $  30,500        $     ---    12,000           $    624
                             1996       $   80,000    $  24,500        $     ---    20,000           $    485

(1) Perquisites and other personal benefits paid to each Named Executive Officer in any of the years presented did not exceed the lesser of $50,000 or 10% of such Named Executive Officer's salary and bonus for that year.


1998 STOCK OPTION GRANTS

    The following table contains information concerning the grant of stock options and stock appreciation rights ("SARs") to the Named Executive Officers during 1998.


                           1998 STOCK OPTION GRANTS


                                       % OF TOTAL                                         ASSUMED ANNUAL RATES OF
                     NO. OF SHARES     OPTIONS                                          STOCK PRICE APPRECIATION FOR
                     UNDERLYING        GRANTED TO                                               OPTION TERM(2)
                     OPTIONS           EMPLOYEES      EXERCISE       EXPIRATION       -------------------------------
    NAME             GRANTED(1)        IN 1998        PRICE           DATE                   5%               10%
----------------   ----------------   ------------   -----------    -------------      -------------   --------------

Thomas E. Fairley      16,000           7.6%           $17.75          2/9/08          $178,606        $452,623
Ronald O. Palmer       16,000           7.6%           $17.75          2/9/08          $178,606        $452,623
Victor M. Perez        15,000           7.1%           $17.75          2/9/08          $167,443        $424,334
Kenneth W. Bourgeois   12,000           5.7%           $17.75          2/9/08          $133,954        $339,467
Michael D. Cain        12,000           5.7%           $17.75          2/9/08          $133,954        $339,467


(1) These options became exercisable in annual 25% increments beginning on February 9, 1999 and on each anniversary thereafter.
(2) Appreciation is calculated over the term of the options, beginning with the fair market value on the date of grant of the options, which was $17.75.


     AGGREGATE OPTION EXERCISES DURING 1998 AND OPTION VALUES AT YEAR END

                                                                       NUMBER OF  SECURITIES         VALUE OF UNEXERCISED
                                                                       UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS AT
                                  SHARES                               OPTIONS AT YEAR END(#)             YEAR END(1)
                               ACQUIRED ON          VALUE            -------------------------     --------------------------
     NAME                      EXERCISE (#)        REALIZED          EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
---------------------       -----------------   ---------------     ---------------------------    --------------------------
Thomas E. Fairley               7,850              $  83,788          451,540/25,000                 $1,699,161/---
Ronald O. Palmer               55,500              $ 866,772          391,926/25,000                 $1,462,792/---
Victor M. Perez                10,000              $ 221,890          207,890/24,000                 $  733,089/---
Kenneth W. Bourgeois              ---                    ---           37,000/21,000                 $   55,510/---
Michael D. Cain                   ---                    ---           33,000/21,000                 $   39,650/---

  (1) Based on the difference between the closing sale price of Common Stock of $4.875 on December 31, 1998, as reported by the Nasdaq National Market and the exercise price of such options.



Change of Control Agreements

   The Company has entered into agreements with certain of its executive officers, including the Named Executive Officers, which, among other things, provide for certain payments and benefits to the executive if his or her employment is terminated. If the officer's employment is terminated for any reason other than cause, defined as (i) a conviction or a plea of nolo contendere to a felony, (ii) gross negligence in the performance of the officer's duties, continuing after the officer's receipt of notice of such gross negligence from the Company, (iii) a material violation of the terms of the employment agreement or (iv) gross misconduct on the officer's part that is injurious to the Company, he will receive one year's salary, any cash bonus still payable from the year preceding the officer's termination and any non-cash benefits that he received prior to termination. The officer will receive the same severance package in the event of a change of control of the Company that is not initiated by someone who is or has been an employee of the Company. In the case of a change in control initiated by a present or past employee of the Company, the officer has the option either to receive the severance package or continue in his position with the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   No executive officer of the Company served in 1998 as a director, or member of the compensation committee, of another entity one of whose executive officers served as a director, or on the Compensation Committee, of the Company.

COMPENSATION COMMITTEE'S REPORT ON EXECUTIVE COMPENSATION

   General

   The Compensation Committee, which is currently comprised of two non-employee directors, oversees the compensation of the Company's key employees and administers the Company's incentive compensation plans. No member of the Compensation Committee is a former or current officer or employee of the Company.

   The compensation of the Company's executive officers is designed to attract and retain executive talent and to align the compensation of the Company's executives with the success of the Company. Toward that end, the Company's executive compensation program has been structured to (i) provide a total compensation package that is competitive with the compensation of executives holding similar positions at comparable firms; (ii) reward individual and overall Company performance; and (iii) link executive compensation to achievement of the Company's long-term and short-term strategic goals.

   Base Salary and Annual Incentive Compensation

   Base Salary. The Compensation Committee establishes the base salaries of the Company's key employees at levels it deems necessary to attract and retain executive talent. Generally, base salaries for executives are reviewed annually and, if appropriate, adjusted based on individual performance, increases in general levels of compensation for executives at comparable firms and the Company's overall financial results.

   Annual Cash Incentive Compensation. Annual cash incentive bonuses are paid to the Company's key employees in an effort to provide a fully competitive compensation package, which is linked to the Company's attainment of its short-term goals. The Board views EBITDA (earnings before interest, taxes, depreciation and amortization) growth as the Company's primary short-term strategic goal. In 1998, primarily as a result of the significant decrease in day rates in the Gulf of Mexico during the second half of 1998, annual bonuses paid to the Company's executive officers substantially decreased and were based, in part, on the EBITDA levels generated by the Company.

   Stock-Based Incentive Compensation. The purpose of the Company's stock incentive program is to link management to stockholders by focusing on intermediate and long-term results. In 1998, the Committee sought to accomplish these objectives by granting stock options to certain of the Company's key employees.

   Position Regarding Compliance with Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deduction allowable to the Company for compensation paid to each of the Named Executive Officers in any year to $1 million. Qualified performance-based compensation is excluded from this deduction limitation if certain requirements are met. Stock options granted by the Company have been structured to qualify as performance-based. Although no executive officer of the Company reached the deductibility cap in 1998, the Committee plans to continue to evaluate the Company's cash and stock incentive programs as to the advisability of future compliance with Section 162(m).

   Compensation for the Chief Executive Officer

   Mr. Fairley's salary remained at $210,000 in 1998. His base salary has been established by considering various factors, including his experience and performance and the extent to which his total compensation package is at risk under incentive compensation programs.

   An annual incentive bonus of $35,000 was paid to Mr. Fairley in 1998. While the Company did not achieve the EBITDA target in its annual bonus plan for Mr. Fairley due primarily to the substantial decrease in day rates experienced in the Gulf of Mexico in the second half of 1998, Mr. Fairley was awarded a $35,000 bonus in recognition of his leadership during 1998.

   During 1998, Mr. Fairley received grants of stock options for 16,000 shares of Common Stock as discussed above. Mr. Fairley's stock options were granted on the same terms as those granted to other officers and described in this report.

                       The Compensation Committee

Garth H. Greimann                                      Edward C. Hutcheson, Jr.


PERFORMANCE GRAPH

   The graph below compares the total stockholder return on the Company's Common Stock since its initial public offering on May 16, 1996 until December 31, 1998 with the total return on the S&P 500 Index and the Company's Peer Group Index for the same period, in each case assuming the investment of $100 on May 16, 1996 at the initial public offering price of $8.00 per share (as adjusted to give effect to a 2 for 1 stock split effected in June, 1997) . The Company's Peer Group Index consists of Petroleum Helicopters, Inc., Offshore Logistics, Inc. (OLOG), Tidewater Inc. (TDW), SEACOR SMIT, Inc. (CKH) and Hvide Marine Incorporated Class A Common Stock (HMAR). The initial public offering of the Class A Common Stock of HMAR was on August 13, 1996.


                           COMPARE CUMULATIVE TOTAL RETURN
                         AMONG TRICO MARINE SERVICES, INC.,
                         S&P 500 INDEX AND PEER GROUP INDEX




                                 [PERFORMANCE GRAPH]




                        ASSUMES $100 INVESTED ON MAY 16, 1996
                            ASSUMES DIVIDENDS REINVESTED
                          FISCAL YEAR ENDING DEC. 31, 1998

                                                               TOTAL RETURN
                        ----------------------------------------------------------------------------------------------
                          MAY 16, 1996              DECEMBER 31, 1996        DECEMBER 31, 1997       DECEMBER 31,1998
                        --------------              -----------------        -----------------       -----------------
Trico                    100                       300                      367                       61
S&P 500                  100                       112                      149                      192
Peer Group Index         100                       114                      135                       65



SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and 10% stockholders to file with the SEC reports of ownership and changes in ownership of equity securities of the Company. During 1998, statements on Form 4 with respect to H. K. Acord, a director of the Company, and Ronald O. Palmer, Chairman of the Board, were not timely filed due to clerical errors.

                            RELATIONSHIP WITH INDEPENDENT
                                 PUBLIC ACCOUNTANTS

   The Company's consolidated financial statements for the year ended December 31, 1998, were audited by the firm of PricewaterhouseCoopers LLP. Under the resolution appointing PricewaterhouseCoopers LLP to audit the Company's financial statements, such firm will remain as the Company's auditors until replaced by the Board. Representatives of PricewaterhouseCoopers LLP are
expected to be present at the Meeting, with the opportunity to make any statement they desire at that time, and will be available to respond to appropriate questions.


                                    OTHER MATTERS

QUORUM AND VOTING OF PROXIES

   The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. Stockholders voting, or abstaining from voting, by proxy on any issue will be counted as present for purposes of constituting a quorum. If a quorum is present, the election of directors is determined by plurality vote. The affirmative vote of a majority of the outstanding common stock is generally required to approve other proposals that may be properly brought before the Meeting. An abstention will have the effect of a vote against the proposals. If brokers do not receive instructions from beneficial owners as to the granting or withholding of proxies and may not or do not exercise discretionary power to grant a proxy with respect to such shares (a "broker non-vote") on the proposals, shares not voted on the proposals as a result will be counted as not present and not cast with respect to the proposals.

   All proxies received by the Company in the form enclosed will be voted as specified and, in the absence of instructions to the contrary, will be voted for the election of the nominees named herein. The Company does not know of any matters to be presented at the Meeting other than those described herein. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares represented by them in accordance with their best judgment.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

   For any person other than a person nominated by the Board to be eligible for nomination for election as a director, advance notice must be provided to the Company's Secretary not more than 270 days and not less than 60 days in advance of the anniversary of the preceding year's annual meeting of stockholders. This notice shall state (i) the name and business and residential addresses of the nominating stockholder and any person acting in concert with the nominating stockholder, (ii) the number of shares of Common Stock owned by the nominating stockholder and the dates on which these shares were acquired, (iii) a representation that the nominating stockholder intends to appear in person or by proxy at the Meeting to make the proposed nomination, (iv) a description of all arrangements or understandings between the nominating stockholder, any person acting in concert with the nominating stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the nominating stockholder, and
(v) the name, age and business and residential addresses of each proposed nominee, each proposed nominee's principal occupation or employment and the number of shares of Common Stock beneficially owned by each proposed nominee along with such other information regarding each proposed nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had the nominee been proposed by the Board.

   Eligible stockholders who desire to present a proposal qualified for inclusion in the proxy materials relating to the Company's 2000 annual meeting pursuant to regulations of the Securities and Exchange Commission, must forward such proposals to the Secretary of the Company at the address listed on the first page of this Proxy Statement in time to arrive at the Company prior to January 6, 2000. Under the Company's By-laws, advance notice of stockholder proposals must be received by April 9, 2000 in order to be considered at the 2000 annual meeting.

                                                   By  Order  of  the  Board of
                                                   Directors



                                                   Victor M. Perez
                                                   Secretary


Houma, Louisiana
May [6], 1999

                                                      ANNEX A

                     PURCHASE AGREEMENT


                        BY AND AMONG


                 TRICO MARINE SERVICES, INC.

               INVERNESS/PHOENIX PARTNERS LP,

                             AND

               EXECUTIVE CAPITAL PARTNERS I LP


           COMMON STOCK, PAR VALUE $.01 PER SHARE

                       APRIL 16, 1999

                           TABLE OF CONTENTS

ARTICLE I. DEFINITIONS                                                  1
     SECTION 1.1 DEFINITIONS                                            1
     SECTION 1.2 REFERENCES AND TITLES                                  4

ARTICLE II. PURCHASE OF THE SECURITIES                                  5
     SECTION 2.1 PURCHASE OF THE SHARES                                 5
     SECTION 2.2 COMMITMENT FEE                                         5

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF THE COMPANY              6
     SECTION 3.1 ORGANIZATION, STANDING AND POWER                       6
     SECTION 3.2 SUBSIDIARIES                                           6
     SECTION 3.3 CAPITAL STRUCTURE                                      6
     SECTION 3.4 AUTHORITY; NO VIOLATIONS; APPROVALS                    7
     SECTION 3.5 SEC DOCUMENTS                                          8
     SECTION 3.6 ABSENCE OF CERTAIN CHANGES OR EVENTS                   9
     SECTION 3.7 NO UNDISCLOSED MATERIAL LIABILITIES                    9
     SECTION 3.8 COMPLIANCE WITH APPLICABLE LAWS                        9
     SECTION 3.9 LITIGATION                                             10
     SECTION 3.10 PERMITS                                               10
     SECTION 3.11 TITLE TO PROPERTIES; CONDITION                        10
     SECTION 3.12 VESSELS                                               10
     SECTION 3.13 CERTAIN AGREEMENTS                                    11
     SECTION 3.14 TAX RETURNS AND TAX PAYMENTS                          11
     SECTION 3.15 EMPLOYEE BENEFIT PLANS                                12
     SECTION 3.16 LABOR MATTERS                                         12
     SECTION 3.17 INTANGIBLE PROPERTY                                   13
     SECTION 3.18 ENVIRONMENTAL MATTERS                                 13
     SECTION 3.19 INSURANCE                                             13
     SECTION 3.20 NO BROKERS OR FINDERS                                 13
     SECTION 3.21 VOTE                                                  13
     SECTION 3.22 INTERNAL PROCEDURES                                   14
     SECTION 3.23 ABILITY TO MEET OBLIGATIONS                           14
     SECTION 3.24 RELATIONSHIPS WITH RELATED PERSONS                    14
     SECTION 3.25 RESTRICTIONS ON BUSINESS ACTIVITIES                   14
     SECTION 3.26 CERTAIN BUSINESS PRACTICES                            15
     SECTION 3.27 DISCLOSURE                                            15

ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS            15
     SECTION 4.1 ORGANIZATION, STANDING AND POWER                       15
     SECTION 4.2 AUTHORITY; APPROVALS                                   15
     SECTION 4.3 INVESTMENT INTENT                                      16
     SECTION 4.4 PURCHASER INQUIRY                                      16
     SECTION 4.5 TRANSFER RESTRICTIONS                                  16
     SECTION 4.6 PURCHASER STATUS                                       17
     SECTION 4.7 SUFFICIENT FUNDS                                       17
     SECTION 4.8 CITIZENSHIP                                            17
     SECTION 4.9 BROKERS OR FINDERS                                     17

ARTICLE V. COVENANTS                                                    17
     SECTION 5.1 CONFIDENTIALITY                                        17
     SECTION 5.2 CONDUCT OF BUSINESS                                    18
     SECTION 5.3 APPROVALS                                              19
     SECTION 5.4 HSR ACT NOTIFICATION                                   19
     SECTION 5.5 NOTIFICATION OF CERTAIN MATTERS                        20
     SECTION 5.6 DIRECTORS                                              20
     SECTION 5.7 INDEMNIFICATION OF DIRECTORS                           20
     SECTION 5.8 LISTING                                                21
     SECTION 5.9 STOCKHOLDERS' MEETING; PROXY STATEMENT                 21
     SECTION 5.10 RIGHTS PLAN AMENDMENT                                 22
     SECTION 5.11 USE OF PROCEEDS                                       22

ARTICLE VI. CONDITIONS PRECEDENT TO CLOSING                             22
     SECTION 6.1 CONDITIONS PRECEDENT TO EACH PARTY'S OBLIGATION        22
     SECTION 6.2 CONDITIONS PRECEDENT TO OBLIGATION OF THE PURCHASERS   22
     SECTION 6.3 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY     24

ARTICLE VII. CLOSINGS                                                   24
     SECTION 7.1 FIRST CLOSING                                          24
     SECTION 7.2 ACTIONS TO OCCUR AT THE FIRST CLOSING                  25
     SECTION 7.3 SECOND CLOSING                                         25
     SECTION 7.4 ACTIONS TO OCCUR AT THE SECOND CLOSING                 26

ARTICLE VIII. TERMINATION                                               26
     SECTION 8.1 TERMINATION                                            26
     SECTION 8.2 EFFECT OF TERMINATION                                  27

ARTICLE IX. RECOVERY OF FEES                                            28

ARTICLE X. MISCELLANEOUS                                                28
     SECTION 10.1 SURVIVAL OF PROVISIONS                                28
     SECTION 10.2 NO WAIVER; MODIFICATION IN WRITING                    28
     SECTION 10.3 SPECIFIC PERFORMANCE                                  28
     SECTION 10.4 SEVERABILITY                                          29
     SECTION 10.5 FEES AND EXPENSES                                     29
     SECTION 10.6 PARTIES IN INTEREST                                   29
     SECTION 10.7 NOTICES                                               29
     SECTION 10.8 COUNTERPARTS                                          30
     SECTION 10.9 ENTIRE AGREEMENT                                      30
     SECTION 10.10 GOVERNING LAW                                        30
     SECTION 10.11 PUBLIC ANNOUNCEMENTS                                 30
     SECTION 10.12 ASSIGNMENT                                           30
     SECTION 10.13 DIRECTOR AND OFFICER LIABILITY                       31
     SECTION 10.14 HEADINGS                                             31


EXHIBITS AND ANNEXES

Exhibit 2.1   Allocation of Purchase Price
Annex A       Stockholders' Agreement

                              PURCHASE AGREEMENT


     PURCHASE AGREEMENT, dated as of April 16, 1999, by and among Trico Marine Services, Inc., a Delaware corporation (together with its successors, if any, the "COMPANY"), and Inverness/Phoenix Partners LP, a Delaware limited partnership, and Executive Capital Partners I LP, a Delaware limited partnership (collectively, the "PURCHASERS").

     In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE I.
                                  DEFINITIONS

     Section 1.1 DEFINITIONS. In addition to the other defined terms used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

     "AFFILIATE" means, with respect to any Person, any other Person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with such Person. For purposes of this definition and this Agreement, the term "CONTROL" (and correlative terms "CONTROLLING," "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") means possession of the power, whether by contract, equity ownership or otherwise, to direct the policies or management of a Person.

     "AGREEMENT" means this Purchase Agreement, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof.

     "APPLICABLE LAW" means any constitutional provision, statute or other law, ordinance, rule, regulation or interpretation of any thereof and any Order of any Governmental Entity (including Environmental Laws).

     "APPROVAL" means any approval, authorization, grant of authority, consent, order, qualification, permit, license, variance, exemption, franchise, concession, certificate, filing or registration or any waiver of the foregoing, or any notice, statement or other communication required to be filed with, delivered to or obtained from any Governmental Entity or any other Person.

     "BOARD" means the Board of Directors of the Company.

     "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in Houston, Texas or New York City, New York generally are authorized or required by law or other government actions to close.

     "BYLAWS" mean the Company's bylaws, as amended from time to time.

     "CAPITAL STOCK" means (1) with respect to any Person that is a corporation or company, any and all shares, interests, participations or other equivalents (however designated) of capital or capital stock of such Person and (2) with respect to any Person that is not a corporation or company, any and all partnership or other equity interests of such Person.

     CERTIFICATE OF INCORPORATION" means the Company's Amended and Restated Certificate of Incorporation, as amended from time to time.

     "CODE" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder as in effect on the date hereof.

     "COMMON STOCK" means the Company's common stock, par value $.01 per share.

     "CONFIDENTIAL INFORMATION" means all information about the Company furnished to the Purchasers or any of their Representatives by the Company or any of its Representatives, but shall exclude information that (i) is in the possession of the Purchasers or their Representatives prior to receipt from the Company, (ii) is or becomes available in the public domain, other than as a result of an unauthorized disclosure by Purchasers or its Representatives, or
(iii) is not acquired from the Company or any other person known by the Purchasers or its Representatives to be subject to a confidentiality agreement with the Company.

     "CONTRACTUAL OBLIGATION" means, as to any Person, any loan or credit agreement, note, bond, mortgage, indenture, lease, permit, concession, franchise, license or any other contract, agreement, arrangement or understanding, written or otherwise, to which such Person is a party or by which it or any of its property is bound.

     "CREDIT AGREEMENTS" means, (1) that certain Second Amended and Restated Revolving Credit Agreement, dated as of March 13, 1998, among the Company, as borrower, BankBoston, N.A., as administration agent, and the lenders signatory thereto, as amended by Amendment No. 1 thereto, dated as of December 31, 1998, and as the same may from time to time be amended or supplemented and (2) that certain Loan Agreement, dated as of June 23, 1998, among Saevik Shipping AS, as borrower, Den Norske Bank ASA, as agent, and the other lending institutions that may become party thereto from time to time in accordance with the terms thereof, as the same may from time to time be amended or supplemented.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

     "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

     "FIRST TRANCHE" means the 4,000,000 shares of Common Stock to be purchased by the Purchasers at the First Closing.

     "GOVERNMENTAL ENTITY" means any agency, bureau, commission, court, authority, department, official, political subdivision, tribunal or other instrumentality of any government, whether (1) regulatory, administrative or otherwise, (2) federal, state or local, or (3) domestic or foreign.

     "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     "INDENTURE" means the Indenture, dated as of September 22, 1998, among Trico Marine Services, Inc., the guarantors listed on the signature page thereto and Chase Bank of Texas, National Association, as trustee, as the same may from time to time be amended or supplemented.

     "KNOWLEDGE" of any Person means the actual knowledge of such Person's executive and financial officers and directors, in each case after reasonable inquiry of such other officers of such Person with direct responsibility for the Person's business relating to such knowledge.

     "LIEN" means any mortgage, lien, pledge, encumbrance, easement, charge or security interest of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

     "MATERIAL" means material in relation to the business, operations, properties, condition (financial or otherwise), results of operations, assets, liabilities or prospects of the Company and its Subsidiaries taken as a whole.

     "MATERIAL ADVERSE EFFECT" means any effect, change, event or occurrence that (1) is materially adverse to the business, operations, properties, condition (financial or otherwise), results of operations, prospects, assets or liabilities of the Company and its Subsidiaries taken as a whole, (2) has impaired and could impair the ability of the Company to perform its obligations under any of the Transaction Documents in any material respect, or (3) could delay in any material respect or prevent the consummation of any of the transactions contemplated by any of the Transaction Documents.

     "ORDER" means any decree, injunction, judgment, settlement, order, ruling, assessment or writ of a court.

     "PARTNER" means, with respect to any Purchaser, any limited partner or general partner of such Purchaser or any of such Purchaser's Affiliates, whether or not such limited partner or general partner is an Affiliate of such Purchaser.

     "PERSON" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, limited liability company, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

     "PROCEEDINGS" means actions, causes of action, suits, claims, complaints, demands, litigations or legal, administrative or arbitral proceedings.

     "REPRESENTATIVES" of any Person means the officers, directors, employees, agents and other representatives of such Person.

     "REQUIREMENT OF LAW" means, as to any Person, the certificate of incorporation and bylaws or other organizational or governing documents of such Person, and any law, treaty, rule, regulation, ordinance, qualification, license or franchise or determination (including, without limitation, those related to taxes and to environmental matters) of an arbitrator or a court or other Governmental Entity or of the Nasdaq National Market or any national securities exchange on which the Common Stock is listed or admitted to trading, in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject or pertaining to any or all of the transactions contemplated hereby.

     "SEC" means the Securities and Exchange Commission.

     "SECOND TRANCHE" means the 4,000,000 shares of Common Stock to be purchased by the Purchasers at the Second Closing.

     "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

     "SHARES" means the shares of Common Stock constituting the First Tranche and the Second Tranche purchased by the Purchasers pursuant to this Agreement.

     "STOCKHOLDERS' AGREEMENT" means that certain Stockholders' Agreement, in the form attached hereto as ANNEX A, among the Company and the Purchasers, dated as of the date hereof.

     "SUBSIDIARY" means, (1) a corporation, a majority of whose stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by the Company, by a Subsidiary of the Company or by the Company and another Subsidiary, or (2) any other Person (other than a corporation) in which the Company, a Subsidiary or the Company and a Subsidiary, directly or indirectly, at the date of determination thereof has at least a majority ownership interest.

     "TRANSACTION DOCUMENTS" means this Agreement and the Stockholders'
Agreement.

     Section 1.2 REFERENCES AND TITLES. All references in this Agreement to Exhibits, Schedules, Articles, Sections, subsections, and other subdivisions refer to the corresponding Exhibits, Schedules, Articles, Sections, subsections, and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any Articles, Sections, subsections, or other subdivisions of this Agreement are for convenience only, do not constitute any part of such Articles, Sections, subsections or other subdivisions, and shall be disregarded in construing the language contained therein. The words "THIS AGREEMENT," "HEREIN," "HEREBY," "HEREUNDER," and "HEREOF," and words of similar import, refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The words "THIS SECTION," "THIS SUBSECTION," and words of similar import, refer only to the Sections or subsections hereof in which such words occur. The word "including" (in its various forms) means "INCLUDING WITHOUT LIMITATION." Pronouns in masculine, feminine, or neuter genders shall be construed to state and include any other gender and words, terms, and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise expressly requires. Unless the context otherwise requires, all defined terms contained herein shall include the singular and plural forms of such defined terms.

                                  ARTICLE II.
                          PURCHASE OF THE SECURITIES

     Section 2.1   PURCHASE OF THE SHARES.

     (a) Subject to the terms and conditions herein set forth, the Company will sell to the Purchasers, and the Purchasers will purchase from the Company, the First Tranche and the Second Tranche, as allocated among the Purchasers as set forth in EXHIBIT 2.1.

     (b) The aggregate purchase price payable for the First Tranche shall be $25,000,000.00 (the "FIRST TRANCHE PURCHASE PRICE") and the aggregate purchase price payable for the Second Tranche shall be $25,000,000.00 (the "SECOND TRANCHE PURCHASE PRICE").

     (c) Delivery of the shares of Common Stock constituting the First Tranche shall be made at the First Closing by delivery to the Purchasers, against payment of the First Tranche Purchase Price therefor as provided herein, of one or more share certificates, registered in the name and amounts requested by the Purchasers at least two Business Days prior to the First Closing, representing an aggregate of 4,000,000 shares of Common Stock, all to be purchased at the First Closing by the Purchasers hereunder.

     (d) Delivery of the shares of Common Stock constituting the Second Tranche shall be made at the Second Closing by delivery to the Purchasers, against payment of the Second Tranche Purchase Price therefor as provided herein, of one or more share certificates, registered in the name and amounts requested by the Purchasers at least two Business Days prior to the Second Closing, representing an aggregate of 4,000,000 shares of Common Stock, all to be purchased at the Second Closing by the Purchasers hereunder.

     (e) Payment of the First Tranche Purchase Price for the First Tranche and payment of the Second Tranche Purchase Price for the Second Tranche to be purchased hereunder shall be made by or on behalf of the Purchasers by wire transfer of immediately available funds to an account of the Company (the number for which account shall have been furnished to the Purchasers at least two Business Days prior to the First Closing Date or the Second Closing Date, as the case may be).

     Section 2.2 COMMITMENT FEE. The Company shall pay the Purchasers a commitment fee of $2,000,000 (the "COMMITMENT FEE"), $1,000,000 of which shall be paid by the Company at the First Closing and the remaining $1,000,000 of which shall be paid by the Company upon the earlier to occur of the Second Closing or July 15, 1999, in each case, by wire transfer of immediately available funds to an account of the Purchasers (the number for which account shall have been furnished to the Company at least two Business Days prior to the date of such payment).

                                 ARTICLE III.
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the Purchasers as follows:

     Section 3.1 ORGANIZATION, STANDING AND POWER. Each of the Company and its Subsidiaries: (a) has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; (b) has all requisite corporate power and authority to carry on its business as it is currently being conducted and as described in the SEC Documents and to own, lease and operate its properties; and (c) is duly qualified and in good standing as a foreign corporation, authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified could not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect. The Company has all requisite corporate power and authority to enter into this Agreement and the Stockholders' Agreement and to consummate each of the transactions and perform each of the obligations contemplated hereby and thereby.

     Section 3.2 SUBSIDIARIES. All of the issued and outstanding capital stock (or equivalent interests) of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company free and clear of any Liens (other than Liens created pursuant to the Credit Agreements), and there are no rights, options or warrants outstanding or other agreements to acquire shares of capital stock (or equivalent interests) of such Subsidiary. Except for the Company's Subsidiaries, the Company has no Material interest or investments in any corporation, partnership, limited liability company, trust or other entity or organization.

     Section 3.3   CAPITAL STRUCTURE.

     (a) The authorized capital stock of the Company consists of 40,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $.01 per share, of which, as of the date of this Agreement,
(1) 20,450,448 shares of Common Stock are issued and 20,378,416 shares of Common Stock are outstanding; (2) 100,000 shares of Series AA Participating Cumulative Preference Stock were issued and outstanding; (3) 1,810,855 shares of Common Stock have been authorized and are reserved for or subject to issuance upon the exercise of outstanding options to purchase Common Stock granted under the Company's director and employee stock incentive plans disclosed in the SEC Documents; (4) 72,032 shares of Common Stock are held by the Company in its treasury; and (5) no shares of Common Stock are held by any of the Company's Subsidiaries. Except for shares of Common Stock issuable upon the exercise of outstanding stock options granted under the director and employee stock incentive plans disclosed in the SEC Documents, there are no shares of Common Stock or any other equity security of the Company issuable upon conversion or exchange of any security of the Company, nor are there any rights, options or warrants outstanding or other agreements to acquire shares of capital stock of the Company, nor will the Company be contractually obligated to issue any shares of capital stock or to purchase, redeem or otherwise acquire any of its outstanding shares of capital stock as a result of the transactions contemplated hereby. None of the Company's outstanding debt or debt instruments provide voting rights with respect to the Company to the holders thereof. No stockholder of the Company or other Person is entitled to any preemptive or similar rights to subscribe for shares of capital stock of the Company. All of the issued and outstanding shares of Common Stock are, and the Shares (when issued hereunder) after payment of the purchase price therefor to the Company, will be, duly authorized, validly issued, fully paid, nonassessable, and free and clear of all Liens (other than any such Liens imposed by the Purchasers or any of their creditors). Except for the registration rights granted pursuant to the Stockholders' Agreement, no Person has the right to demand or request that the Company effect a registration under the Securities Act of any securities held by such Person or to include any securities of such Person in any such registration by the Company. Except as described in this SECTION 3.3, the Company has no authorized, issued or outstanding shares or capital stock as of the date of this Agreement.

     (b) Except as contemplated hereby or in the Stockholders' Agreement or as set forth in the SEC Documents, there are no registration rights agreements, shareholder agreements, voting agreements or trusts, proxies or other agreements or contractual obligations to which the Company or any of its Subsidiaries is a party or bound with respect to the registration with any Government Entity, or the voting or disposition of any capital stock of the Company or any of its Subsidiaries and, to the Company's Knowledge there are no other shareholder agreements, voting agreements or trusts, proxies or other agreements or contractual obligations among the shareholders of the Company with respect to the voting or disposition of any capital stock of the Company or any of its Subsidiaries.

     Section 3.4   AUTHORITY; NO VIOLATIONS; APPROVALS.

     (a) The Board has approved this Agreement, the Stockholders' Agreement and the transactions contemplated hereby and thereby. The execution, delivery and performance by the Company of this Agreement and the Stockholders' Agreement and the transactions contemplated hereby and thereby, (1) have been duly authorized by all necessary corporate action of the Company; (2) do not contravene the terms of the certificate of incorporation or bylaws of the Company or the organizational documents of its Subsidiaries; and (3) do not violate or result in any breach or contravention of, a default under, or an acceleration of any obligation under or the creation (with or without notice, lapse of time or both) of any Lien under, any Contractual Obligation of the Company or its Subsidiaries or any Requirement of Law applicable to the Company or its Subsidiaries. No event has occurred and no condition exists that (upon notice or the passage of time or both) would constitute, or give rise to: (1) any breach, violation, default, change of control or right to cause the Company to repurchase or redeem under; (2) any Lien on the assets of the Company or any of its Subsidiaries under; (3) any termination right of any part under; or (4) any change or acceleration in the rights or obligations of any party under, any Contractual Obligation of the Company or its Subsidiaries or any Order or Requirement of Law applicable to the Company or any of its Subsidiaries, except for any such breach, violation, default, acceleration, creation or change that does not, individually or in the aggregate, have a Material Adverse Effect.

     (b) No Approval of any Governmental Entity or any other Person in respect of any Requirement of Law, Contractual Obligation or otherwise, and no lapse of a waiting period under a Requirement of Law, is necessary or required in connection with the execution, delivery or performance (including, without limitation, the sale, issuance and delivery of the Shares) by the Company, or enforcement against the Company, of this Agreement or the transactions contemplated thereby, except for the filing of a notification report by the Company under the HSR Act and the expiration or termination of the applicable waiting period with respect thereto.

     (c) This Agreement has been, and the Stockholders' Agreement when executed and delivered will be, duly executed and delivered by the Company and constitutes, or will constitute, the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

     Section 3.5   SEC DOCUMENTS.

     (a) The Company has made available to the Purchasers a true and complete copy of each report, schedule, registration statement and definitive proxy statement filed by the Company with the SEC since December 31, 1997 (the "SEC DOCUMENTS"), which are all the documents (other than preliminary materials) that the Company was required to file with the SEC since
December 31, 1997. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such SEC Documents, and none of the SEC Documents contained as of their respective dates any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (b) The financial statements of the Company included in the SEC Documents, including the notes and schedules thereto, complied as to form in all material respects with the rules and regulations of the SEC with respect thereto, were prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the
SEC) and fairly present the consolidated financial position of the Company and its consolidated Subsidiaries as of their respective dates and the consolidated results of operations and the consolidated cash flows of the Company and its consolidated Subsidiaries for the periods presented therein in accordance with applicable requirements of GAAP (subject, in the case of the unaudited statements, to normal, recurring adjustments, none of which are material) applied on a consistent basis during the periods presented.

     Section 3.6   ABSENCE OF CERTAIN CHANGES OR EVENTS.

     (a) Except as disclosed in the SEC Documents filed with the SEC after December 31, 1998 and prior to the date of this Agreement, or except as contemplated by this Agreement, since December 31, 1998, each of the Company and its Subsidiaries have conducted their business only in the ordinary course of business consistent with past practice, and there has not been: (1) any declaration, setting aside or payment of any dividend or other distribution by the Company (whether in cash, stock or property) with respect to any capital stock of the Company or any of its Subsidiaries; (2) any split, combinations, reclassification or amendment of any term of any outstanding capital stock or other security of the Company; (3) other than issuance of Common Stock upon the exercise of outstanding options to purchase Common Stock granted under the Company's director and employee stock incentive plans disclosed in the SEC Documents, any issuance or the authorization of the issuance of any equity securities of the Company or any of its Subsidiaries, other than in connection with the transactions contemplated hereby; (4) any repurchase, redemption or other acquisition by the Company or any Subsidiary of the Company of any outstanding capital stock or other securities of the Company or any Subsidiary of the Company; (5) (A) any grant by the Company or any of its Subsidiaries to any officer of the Company or any of its Subsidiaries of any increase in compensation, except for increases in the ordinary course of business consistent with past practice or (B) any grant by the Company or any of its Subsidiaries to any such officer of any increase in severance or termination pay, except as was required or provided for under any employment, severance, termination or other agreements or benefit arrangements in effect as of December 31, 1998; (6) except as required by a change in GAAP, any material change in accounting methods, principles or practices by the Company or any of its Subsidiaries; or (7) any material casualties affecting the Company and its Subsidiaries, taken as a whole, or any material loss, damage or destruction to any of their properties or assets, whether covered by insurance or not.

     (b) Except as disclosed in the Company's consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and the notes thereto since December 31, 1998, there has not been any event, circumstance or fact that has had or could reasonably be expected to have a Material Adverse Effect.

     Section 3.7 NO UNDISCLOSED MATERIAL LIABILITIES. Neither the Company nor any of its Subsidiaries has any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, except (a) liabilities or obligations disclosed or reserved against in the SEC Documents filed prior to the date thereof or (b) liabilities or obligations which could not have, individually or in the aggregate, have not had, and could not reasonably be expected to have, a Material Adverse Effect.

     Section 3.8 COMPLIANCE WITH APPLICABLE LAWS. Except as would not have a Material Adverse Effect, the Company and each of its Subsidiaries: (a) in the conduct of its business, is not, and since December 31, 1998, has not been, in violation of any Requirement of Law; (b) has all Approvals, which are in full force and effect, and has made all filings, applications and registrations with, all Governmental Entities that are required in order to permit it to conduct its businesses in all Material respects as presently conducted; and (c) since December 31, 1998, has received no notification or communication from any Governmental Entity (1) asserting that it is not in compliance with any of the Requirements of Law that such Governmental Entity enforces or (2) threatening to revoke any Approval.

     Section 3.9   LITIGATION.

     (a) There are no Proceedings pending or, to the Knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or relating to this Agreement or the transactions contemplated hereby, nor is there any Order of any Governmental Entity or arbitrator outstanding against or binding upon the Company or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect.

     (b) There are no Orders restricting or limiting in any Material respect the business or operations of the Company or any of its Subsidiaries, to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective assets or properties are bound.

     Section 3.10 PERMITS. Each of the Company and its Subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("PERMITS"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate their respective properties and to conduct their businesses, except as could not reasonably be expected to have a Material Adverse Effect. Each of the Company and its Subsidiaries has fulfilled and performed all of its obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or could result in any other material impairment of the rights of the holder of any such permit, except as could not reasonably be expected to have a Material Adverse Effect. Except as described in the SEC Documents, such permits contain no restrictions that are or will be materially burdensome to the Company or such Subsidiary, as the case may be.

     Section 3.11 TITLE TO PROPERTIES; CONDITION. The Company or its Subsidiaries owns, of record (to the extent applicable) and beneficially, all material personal property and real property and has a valid and enforceable leasehold interest in all material leases, in each case, as reflected in the consolidated financial statements of the Company included in the SEC Documents as being owned or leased by it or any of its Subsidiaries and all such property thereafter acquired by it or any of its Subsidiaries (except to the extent that such properties have thereafter been disposed of in the ordinary course of business consistent with past practice or after the date hereof in compliance with SECTION 5.2), free and clear of any Liens (other than Liens created pursuant to the Credit Agreements), except in each case as could not reasonably be expected to have a Material Adverse Effect. To the Company's Knowledge, each piece of personal property other than the vessels currently in use by the Company or its Subsidiaries is free from defects (patent and latent), has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear), and is suitable for the purposes for which it presently is used.

     Section 3.12 VESSELS. The Company and its Subsidiaries own and operate all of their vessels in all Material respects in accordance with Applicable Law. To the Company's Knowledge, each of the vessels presently operated by the Company and its Subsidiaries, or upgraded pursuant to the Company's capital improvement program, is free from any Material defects (patent and latent), has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear), and is suitable to be used for the purposes for which it presently is used.

     Section 3.13  CERTAIN AGREEMENTS.

     (a) All of the Company's Contractual Obligations that are required to be described in the SEC Documents or to be filed as exhibits thereto ("MATERIAL CONTRACTS") are described in the SEC Documents or filed as exhibits thereto, as so required. Each Material Contract is a valid and binding agreement of the Company or its Subsidiaries, as the case may be, enforceable in accordance with its terms, and neither the Company nor any of its Subsidiaries is in breach of or in default under any Material Contract except for such breaches and defaults that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     (b) The Company or the relevant Subsidiary and, to the Company's Knowledge, each other party to the Material Contracts has performed in all material respects the obligations required to be performed by it under the Material Contracts and is not (with or without lapse of time or the giving of notice, or both) in breach or default thereunder. No party to any Material Contract has given written or, to the Company's Knowledge, oral notice of any action to terminate, cancel, rescind or procure a judicial reformation thereof.

     (c) A complete copy of each Material Contract has been made available to the Purchasers prior to the date of this Agreement.

     (d) Neither the Company nor any of its Subsidiaries is a party to any oral or written agreement, plan or arrangement with any employee, consultant or independent contractor of the Company or a Subsidiary (1) the benefits of which are contingent, or the terms of which will be materially altered, upon, or result from, the occurrence of the transactions contemplated by this Agreement or (2) any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of the transactions contemplated by this Agreement.

     (e) The Company has made available to the Purchasers (1) true and correct copies of all material loan or credit agreements (including the Credit Agreements), notes, bonds, mortgages, indentures and other agreements and instruments pursuant to which any debt of the Company or any of its Subsidiaries is outstanding or may be incurred and (2) accurate information regarding the respective principal amounts currently outstanding thereunder to the extent materially different than as set forth in the financial statements included in the Company's annual report on Form 10-K for the year ended December 31, 1998.

     Section 3.14 TAX RETURNS AND TAX PAYMENTS. The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect.

     Section 3.15  EMPLOYEE BENEFIT PLANS.

     (a) The Company has made available to Purchasers complete and correct copies of all written plans under which the Company, any of its Subsidiaries or any ERISA Affiliate, have any present or future obligations or liabilities in respect of employees or former employees of the Company, any of its Subsidiaries or any ERISA Affiliate or their dependents or beneficiaries (individually, a "PLAN").

     (b) The Company and each ERISA Affiliate has operated and administered each Plan in compliance with Applicable Law except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

     Section 3.16  LABOR MATTERS.  Except as set forth in the SEC Documents:

     (a) there is no unfair labor practice charge or grievance arising out of a collective bargaining agreement or other grievance procedure against the Company or any of its Subsidiaries pending, or, to the Knowledge of the Company, threatened, that, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect;

     (b) there is no strike, dispute, slowdown, work stoppage or lockout pending, or, to the Knowledge of the Company, threatened, against or involving the Company or any of its Subsidiaries that, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect; or

     (c) there is no Proceeding pending or, to the Knowledge of the Company, threatened, in respect to which any current or former director, officer, employee or agent of the Company or any of its Subsidiaries is or may be entitled to claim indemnification from the Company or any of its Subsidiaries pursuant to (1) the Certificate of Incorporation or Bylaws of the Company; (2) any provision of the comparable charter or organizational documents of any of its Subsidiaries; (3) any indemnification agreement to which the Company or any Subsidiary of the Company is a party; or
(4) Applicable Law.

     Section 3.17 INTANGIBLE PROPERTY. Except as disclosed in the SEC Documents, each of the Company and its Subsidiaries owns, possesses or has the right to employ all licenses, trademarks, service marks and trade names, inventions, computer programs, technical data and information (collectively, the "INTELLECTUAL PROPERTY") presently employed by it in connection with the businesses now operated by it free and clear of and without violating any right, claimed right, charge, encumbrance, pledge, security interest, restriction or lien of any kind of any other person, except where the failure to own, possess, license or have the right to employ its Intellectual Property could not reasonably be expected to have a Material Adverse Effect. To the Company's Knowledge, the Company will not suffer any Material Adverse Effect with respect to Year 2000 non-compliance.

     Section 3.18 ENVIRONMENTAL MATTERS. Neither the Company nor any of its Subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS") that could reasonably be expected to have a Material Adverse Effect.

     Section 3.19 INSURANCE. Each of the Company and its Subsidiaries maintains, or the Company maintains on behalf of its Subsidiaries, insurance (including self insurance) covering its or their properties, operations, personnel and businesses, except as could not reasonably be expected to have a Material Adverse Effect. Such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company and its Subsidiaries and their respective businesses, except as could not reasonably be expected to have a Material Adverse Effect. Neither the Company nor its Subsidiaries has received notice from any insurer or agent of such insurer that substantial capital improvements or other material expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof, subject only to changes made in the ordinary course of business, consistent with past practice, that do not, singly or in the aggregate, materially alter the coverage thereunder or the risks covered thereby and except where the failure to maintain such insurance could not reasonably be expected to have a Material Adverse Effect.

     Section 3.20 NO BROKERS OR FINDERS. Except for fees payable to Bear Stearns & Co., Inc., no agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of the Company or its Subsidiaries in connection with the negotiation, execution or performance of this Agreement is or will be entitled to any brokerage or finder's or similar fee or other commission as a result of this Agreement, the Stockholders' Agreement or the transactions contemplated hereby or thereby.

     Section 3.21 VOTE. Except for the approval by the Company's stockholders of the issuance of the shares of Common Stock constituting the Second Tranche, there are no approvals required of the holders of any class or series of shares or stock of the Company necessary to approve this Agreement or the Stockholders' Agreement and the transactions contemplated hereby or thereby.

     Section 3.22 INTERNAL PROCEDURES. Each of the Company and its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (a) transactions are executed in accordance with management's general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (c) access to assets is permitted only in accordance with management's general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

     Section 3.23 ABILITY TO MEET OBLIGATIONS. Neither the Company nor any of its Subsidiaries intends to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature, assuming the ability of the Company to refinance such debts. The present fair saleable value of the assets of each of the Company and its Subsidiaries exceeds the amount that it will be required to be paid on or in respect of its existing debts and other liabilities (including contingent liabilities) as they become absolute and matured. The assets of each of the Company and its Subsidiaries do not constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted.

     Section 3.24 RELATIONSHIPS WITH RELATED PERSONS. Except as disclosed in the SEC Documents filed with the SEC prior to the date hereof and except for this Agreement, the Stockholders' Agreement, the transactions contemplated hereby and thereby matters relating to the provision of benefits of employees of the Company or its Subsidiaries, there are no, and since December 31, 1998 have not been any, undischarged contracts or agreements or other material transactions between the Company or any of its Subsidiaries, on the one hand, and any director or executive officer of the Company or any of their respective Related Persons (as defined below), on the other hand, and no director or executive officer of the Company or any of their respective Related Persons have any interest in any of the assets of the Company or any of its subsidiaries. No executive officer, director of the Company or any of their respective Related Persons has any claim, charge, action or cause of action against the Company or any of its Subsidiaries, except for claims for accrued vacation pay, accrued benefits under the Company benefit plans, claims for compensation, expense reimbursement and similar obligations and similar matters and agreements. For purposes hereof, the term "RELATED PERSONS" shall mean (a) each other member of such individual's Family and (b) any Person or entity that is directly or indirectly controlled by any one or more members of such individual's Family. For purposes of this definition, the "FAMILY" of an individual includes (a) such individual, (b) the individual's spouse, siblings, or ancestors, (c) any lineal descendent of such individual, or their siblings, or ancestors, or (d) a trust for the benefit of any of the foregoing.

     Section 3.25 RESTRICTIONS ON BUSINESS ACTIVITIES. Except as set forth in the SEC Documents and except for the financial covenants in the Credit Agreements, there is no Contractual Obligation or Order binding upon the Company or its Subsidiaries or their properties which has or could reasonably be expected to have the effect of prohibiting or materially impairing any material acquisition of property by the Company or any of its Subsidiaries or the conduct of the business by the Company or any of its Subsidiaries.

     Section 3.26 CERTAIN BUSINESS PRACTICES. None of the Company, any of its Subsidiaries or, to the Knowledge of the Company, any director, officer, employee or agent of the Company or any of its Subsidiaries had, in furtherance of any business of the Company: (1) used any funds for unlawful contributions, gifts, entertainment or other unlawful payments or expenses relating to political activity; (2) made any direct or indirect unlawful payment to any foreign or domestic government official or employee or to any foreign or domestic political party or campaign; (3) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (4) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

     Section 3.27 DISCLOSURE. No representation or warranty of Company contained in this Agreement, and no statement contained in any document or certificate furnished or to be furnished by or on behalf of the Company to Purchaser or any of its representatives pursuant to this Agreement, contains or, as of the First Closing Date or the Second Closing Date, will contain, any untrue statement of a material fact, or omits or, as of the First Closing Date or the Second Closing Date, will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading or necessary in order to fully and fairly provide the information required to be provided in any such document or certificate.

                                  ARTICLE IV.
               REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

     Each Purchaser represents and warrants to the Company as follows:

     Section 4.1 ORGANIZATION, STANDING AND POWER. It is an entity duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to own, lease, and operate its properties and to carry on its business as now being conducted and to execute and deliver this Agreement and the Stockholders' Agreement and consummate the transactions contemplated hereby and thereby.

     Section 4.2   AUTHORITY; APPROVALS.

     (a) (1) The execution and delivery of this Agreement and the Stockholders' Agreement and the purchase of the Shares to be purchased by it have been duly and properly authorized; (2) this Agreement has been, and the Stockholders' Agreement when executed and delivered will be, duly executed and delivered by such Purchaser and constitutes, or will constitute, the legal, valid and binding obligation of such Purchaser enforceable against such Purchaser in accordance with its terms; (3) the purchase of the Shares to be purchased by it does not conflict with or violate (A) its organizational documents or (B) assuming the approvals referred to in SECTION 4.2(B) are duly and timely made or obtained, any Applicable Law in a manner that could reasonable be expected to materially hinder or impair the completion of any of the transactions contemplated hereby; and (4) the purchase of Shares to be purchased by it does not impose any penalty or other onerous condition on such Purchaser that could reasonably be expected to materially hinder or impact the completion of any of the transactions contemplated hereby.

     (b) No Approval of any Governmental Entity or any other Person in respect of any Requirement of Law, Contractual Obligation or otherwise, and no lapse of a waiting period under a Requirement of Law, is necessary or required in connection with the execution, delivery or performance by such Purchaser, or enforcement against such Purchaser, of this Agreement or the transactions contemplated thereby, except for the filing of a notification report by such Purchaser under the HSR Act and the expiration or termination of the applicable waiting period with respect thereto.

     Section 4.3 INVESTMENT INTENT. The Shares to be acquired by it hereunder are being acquired for its own account for investment and with no intention of distributing or reselling such Shares or any part thereof or interest therein in any transaction which would be in violation of the securities laws of the United States of America or any applicable state or any foreign country or jurisdiction.

     Section 4.4 PURCHASER INQUIRY. Such Purchaser and its advisors have reviewed the business, management and financial information made available by or on behalf of the Company as part of their "due diligence" exercise and have had an opportunity to ask questions of, and receive answers from, the Company and its management and advisors concerning the business, management and financial affairs of the Company and its Subsidiaries, which questions, if any, have been answered, and have had an opportunity to obtain, and have received, any additional information deemed necessary by them to form a decision concerning their investment in the Company contemplated herein; provided, however, that none of the foregoing shall limit, diminish or constitute a waiver of any representation, warranty or covenant made under this Agreement by the Company.

     Section 4.5 TRANSFER RESTRICTIONS. If such Purchaser should decide to dispose of any of the Shares to be purchased by it, such Purchaser understands and agrees that it may do so only pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration under the Securities Act. In connection with any offer, resale, pledge or other transfer (individually and collectively, a "TRANSFER") of any Shares other than pursuant to an effective registration statement, the Company may require that the transferor of such Shares provide to the Company an opinion of counsel which opinion shall be reasonably satisfactory in form and substance to the Company, to the effect that such Transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any applicable state or foreign securities laws. Such Purchaser agrees to the imprinting, so long as appropriate, of substantially the following legend on certificates representing the Shares:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

     The legends set forth above may be removed if and when the Shares represented by such certificate are disposed of pursuant to an effective registration statement under the Securities Act or the opinion of counsel referred to above has been provided to the Company. The Share Certificates shall also bear any additional legends required by applicable federal, state or foreign securities laws, which legends may be removed when, in the opinion of counsel to the Company, the same are no longer required under the applicable requirements of such securities laws. Such Purchaser agrees that, in connection with any Transfer of Shares by it pursuant to an effective registration statement under the Securities Act, it will comply with all prospectus delivery requirements of the Securities Act. The Company makes no representation, warranty or agreement as to the availability of any exemption from registration under the Securities Act with respect to any resale of Shares.

     Section 4.6 PURCHASER STATUS. Such Purchaser represents and warrants to, and covenants and agrees with the Company that (a) at the time it was offered the Shares, it was, (b) at the date hereof, it is, and (c) at each of the First Closing Date and the Second Closing Date, it will be, an accredited investor as defined in Rule 501(a) under the Securities Act, and has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the Company and an investment in the Shares, and is able to bear the economic risk of such investment.

     Section 4.7 SUFFICIENT FUNDS. Such Purchaser will have available funds sufficient to purchase its allocation of the Shares in accordance with the terms of this Agreement and to perform its obligations hereunder.

     Section 4.8 CITIZENSHIP. Such Purchaser is "a citizen of the United States" within the meaning of Section 2 of the Shipping Act of 1916, as amended.

     Section 4.9 BROKERS OR FINDERS. Other than the Commitment Fee, the Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Purchaser any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.

                                  ARTICLE V.
                                   COVENANTS

     Section 5.1 CONFIDENTIALITY. For a period of three years from the date of this Agreement, the Purchasers will refrain, and will cause their respective Representatives to refrain from disclosing to any other Person any Confidential Information. Disclosure of Confidential Information will not be deemed to be a breach of this SECTION 5.1 if such disclosure is made with the consent of the Company or pursuant to a subpoena or order issued by a court of competent jurisdiction or by a judicial or administrative or legislative body or committee; provided that, upon receipt by the Purchasers of any subpoena or order covering Confidential Information of the Company, the Purchasers will promptly notify the Company of such subpoena or order. If this Agreement is terminated, the Purchasers further agree that they will, upon the request of the Company, promptly deliver to the Company all Confidential Information, including all copies, reproductions and extracts thereof in their possession or in the possession of any of their Representatives, and, upon the request of the Company, the Purchasers and their Representatives will destroy all other documents or records prepared by the Purchasers or their Representatives that are based on, derived from or otherwise reflect the Confidential Information.

     Section 5.2 CONDUCT OF BUSINESS. The Company hereby covenants and agrees that, until the earlier of the Second Closing or the termination of this Agreement, unless otherwise expressly contemplated by this Agreement or consented to in writing by the Purchasers (such consent not to be unreasonably withheld):

     (a) the Company will and will cause each of its Subsidiaries to (1) operate its business in the usual and ordinary course consistent with past practices except as contemplated by this Agreement; (2) use commercially reasonable efforts to maintain and keep its properties and assets in as good a repair and condition as at present, ordinary wear and tear excepted; and (3) use all reasonable efforts to keep in full force and effect insurance and bonds comparable in amount and scope of coverage to that currently maintained; and

     (b) the Company shall not, and shall not permit any of its Subsidiaries to:

              (1) acquire or agree to acquire (whether pursuant to a definitive agreement, a non-binding letter of intent or otherwise), by merging or consolidating with, by purchasing an equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets of any other Person (other than assets which, individually or in the aggregate, are not Material to the business or operations of the Company or any of its Subsidiaries), except for any acquisitions or agreements to acquire that have previously been disclosed to the Purchasers;

              (2) other than in connection with the Credit Agreements, refinancing of the debt under the Credit Agreements and financings disclosed in the SEC Documents, sell, exchange, mortgage, pledge, transfer or otherwise dispose of, or agree to sell, exchange, mortgage, pledge, transfer or otherwise dispose of, any of its assets or any assets of any of its Subsidiaries that are, individually or in the aggregate, Material to the business or operations of the Company or any of its Subsidiaries;

              (3) adopt or propose to adopt any amendments to the Certificate of Incorporation or Bylaws, or make any Material changes in the Company's capital structure;

              (4) change any of its accounting methods, principles, practices or policies or make or rescind any express or deemed election relating to Taxes, settle or compromise any Proceeding relating to Taxes, or change any of its methods of reporting income or deductions for federal or other income Tax purposes from those employed in the preparation of the federal or other income Tax Returns or other Tax Returns for the taxable year ending December 31, 1997, except as may be required by Applicable Law or GAAP and except as would not be Material to the Company or its Subsidiaries;

              (5) other than borrowings under or permitted by the Credit Agreements refinancing of the debt under the Credit Agreements and financings disclosed in the SEC Documents, incur any obligation for borrowed money or purchase money indebtedness, whether or not evidenced by a note, bond, debenture or similar instrument or under any financing lease, whether pursuant to a sale-and-leaseback transaction or otherwise;

              (6) make any loans or advances to any Person, except in the ordinary course of business;

              (7) declare or pay any dividend or make any other distribution (whether in cash, stock or property) with respect to its capital stock (or other voting or equity securities or interests, as applicable), other than dividends paid by any Subsidiary to the Company or another Subsidiary in the ordinary and usual course of the Company's business;

              (8) split, combine, reclassify or amend any term of any of the Company's shares or capital stock (or other voting or equity securities or interests, as applicable);

              (9) (A) in any Material amount, issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase, or otherwise) any of its shares of capital stock or other securities other than (i) as contemplated herein or
     (ii) pursuant to awards issued and outstanding as of the date hereof under outstanding options to purchase Common Stock granted under the Company's director and employee stock incentive plans disclosed in the SEC Documents or as required under the terms of any other security of the Company outstanding as in effect as of the date of this Agreement or (B) in any Material amount, purchase or otherwise acquire any of its shares or capital stock, employee or director stock options, warrants or other equity securities or debt securities other than pursuant to the terms thereof as in effect as of the date of this Agreement; or

              (10) agree in writing or otherwise to do any of the foregoing.

     Section 5.3 APPROVALS. The Company and the Purchasers each agree to cooperate and use all commercially reasonable efforts to obtain (and will promptly prepare all registrations, filings and applications, requests and notices preliminary to) all Approvals that may be necessary or which may be reasonably requested by the Company or the Purchasers to consummate the transactions contemplated by this Agreement and the Stockholders' Agreement.

     Section 5.4 HSR ACT NOTIFICATION. To the extent the HSR Act will be applicable to the acquisition of the Shares by the Purchasers, each of the parties hereto shall (a) file or cause to be filed, as promptly as practicable after the execution and delivery of this Agreement, with the Federal Trade Commission and the United States Department of Justice, all reports and other documents required to be filed by such party under the HSR Act concerning the transactions contemplated hereby and (b) promptly comply with or cause to be complied with any requests by the Federal Trade Commission or the United States Department of Justice for additional information concerning the transactions contemplated hereby, in each case so that the waiting period applicable to this Agreement and the transactions contemplated hereby under the HSR Act shall expire as soon as practicable after the execution and delivery of this Agreement. Each party hereto agrees to request, and to cooperate with the other party or parties in requesting, early termination of any applicable waiting period under the HSR Act. If after the First Closing and until the Second Closing, further filings are required under the HSR Act so that the Purchasers may acquire the Second Tranche, the Company will upon the written request of a Purchaser, and the Purchasers will upon the written request of the Company, (a) file or cause to be filed, as promptly as practicable after the receipt of such notice and in no event later than fifteen Business Days after the receipt of such notice with the Federal Trade Commission and the United States Department of Justice, all reports and other documents required to be filed by such party under the HSR Act concerning the transactions contemplated in such notice; (b) promptly comply with or cause to be complied with any requests by the Federal Trade Commission or the United States Department of Justice for additional information so that the waiting period applicable thereto under the HSR Act shall expire as soon as practicable; and
(c) cooperate with the other parties in requesting, early termination of any applicable waiting period under the HSR Act. The Company will reimburse the Purchasers for any filing fees in connection with the first such filings by the Purchasers.

     Section 5.5 NOTIFICATION OF CERTAIN MATTERS. The Company shall give prompt notice to the Purchasers, and the Purchasers shall give prompt notice to the Company, of (a) the occurrence, or failure to occur, of any event that causes any representation or warranty contained in any Transaction Document to be untrue or inaccurate in any material respect at any time from the date of this Agreement to the Second Closing and (b) any failure of the Company or the Purchasers to comply with or satisfy, in any material respect, any covenant, condition or agreement to be complied with or satisfied by it under any Transaction Document. The provisions of this SECTION 5.5 shall survive for so long as any representation, warranty, covenant, or agreement shall survive hereunder.

     Section 5.6 DIRECTORS. The Company shall take, or cause to be taken, such action as may be necessary or advisable to ensure that simultaneously with the First Closing the Board of Directors shall consist of eight directorships, six of which shall be held by Company's existing directors and two of which shall be designees of Inverness/Phoenix Capital LLC pursuant to the Stockholders' Agreement.

     Section 5.7   INDEMNIFICATION OF DIRECTORS.

     (a) At the First Closing, the Company shall enter into indemnification agreements with each of the directors designated by the Purchasers.

     (b) The Company currently maintains a directors' and officers' liability insurance policy providing an aggregate of $10.0 million in coverage. The Company shall use all commercially reasonable efforts to ensure that, as of the date of their appointment, the directors and officers liability policy provide coverage for the Purchasers' designees in their capacity as directors of the Company on the same basis as the existing directors of the Company.

     Section 5.8 LISTING. Prior to each of the First Closing and the Second Closing, the Company shall file an additional listing application with the Nasdaq National Market with respect to the shares of Common Stock constituting the First Tranche and Second Tranche, respectively, and shall use reasonable best efforts to obtain the approval of the Nasdaq National Market to the listing of such Shares of Common Stock.

     Section 5.9   STOCKHOLDERS' MEETING; PROXY STATEMENT.

     (a) The Company shall take all action necessary in accordance with Applicable Law and the Certificate of Incorporation and Bylaws to duly call, give notice of, convene and hold its 1999 annual meeting of stockholders (the "MEETING") as promptly as practicable after the date hereof, but in all cases prior to July 15, 1999, to consider and vote upon the approval and adoption under the rules of the Nasdaq National Market of the issuance of the shares of Common Stock constituting the Second Tranche. The Company, through its officers and the Board, shall (1) unanimously recommend to the stockholders of the Company that they vote in favor of the adoption and approval of the issuance of shares of Common Stock constituting the Second Tranche; (2) use commercially reasonable efforts to solicit from the stockholders of the Company proxies in favor of such adoption and approval; and (3) take all other commercially reasonable efforts to secure a vote of the stockholders of the Company in favor of such adoption and approval; provided, however, that neither the Board nor any committee thereof shall withdraw or modify, or propose to withdraw or modify, in any manner adverse to the Purchasers the approval or recommendation by the Board or any such committee thereof of the issuance of the shares of Common Stock constituting the Second Tranche or take any action having such effect.

     (b) As promptly as practicable after the date hereof, the Company shall prepare, and file with the Commission under the Exchange Act, shall use commercially reasonable efforts to have cleared by the Commission, and promptly thereafter shall mail to its stockholders, a proxy statement with respect to the Meeting. The proxy statement shall contain the unanimous recommendation of the Board that the stockholders of the Company vote in favor of the adoption and approval of the issuance of the shares of Common Stock constituting the Second Tranche. The Company shall vote all management proxies in favor of such adoption and approval, except for such proxies that specifically indicate to the contrary. The Company shall notify the Purchasers promptly of the receipt of any comments on, or any requests for amendments or supplements to, the proxy statement by the Commission, and the Company shall supply the Purchasers with copies of all correspondence between it and its representatives, on the one hand, and the Commission or members of its staff, on the other, with respect to the proxy statement. The Company, after consultation with the Purchasers, shall use commercially reasonable efforts to respond promptly to any comments made by the Commission with respect to the proxy statement. The Company and the Purchasers shall cooperate with each other in preparing the proxy statement, and the Company and the Purchasers shall each use commercially reasonable efforts to obtain and furnish the information required to be included in the proxy statement. Each of the Company and the Purchasers agrees promptly to correct any information provided by it for use in the proxy statement if and to the extent that such information shall have become false or misleading in any material respect, and the Company further agrees to take all steps necessary to cause the proxy statement as so corrected to be filed with the SEC and to be disseminated promptly to holders of shares of the Common Stock, in each case as and to the extent required by Applicable Law.

     Section 5.10 RIGHTS PLAN AMENDMENT. The Company shall take all action necessary to cause the Rights Agreement dated as of February 19, 1998 by and between the Company and ChaseMellon Shareholder Services, L.L.C. as Rights Agent (as amended, the "TRICO RIGHTS AGREEMENT"), to be amended prior to the First Closing Date so that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby shall not cause the rights issued pursuant to the Trico Rights Agreement to become exercisable under the Trico Rights Agreement.

     Section 5.11 USE OF PROCEEDS. The Company shall use the proceeds from the sale of the Shares for working capital and general corporate purposes.

                                  ARTICLE VI.
                        CONDITIONS PRECEDENT TO CLOSING

     Section 6.1 CONDITIONS PRECEDENT TO EACH PARTY'S OBLIGATION. The respective obligations of the Purchasers and the Company to effect the transactions contemplated hereby are subject to the satisfaction on or prior to
(1) the First Closing Date, in the case of the First Closing, or (2) the Second Closing Date, in the case of the Second Closing, of the following conditions:

     (a) APPROVALS. All Approvals of, or expirations of waiting periods imposed by, any Governmental Entity necessary for the consummation of the transactions contemplated by this Agreement shall have been filed, occurred, or been obtained, as applicable, including the expiration or termination of any applicable waiting period under the HSR Act, and including, in the case of the Second Closing, the approval contemplated in SECTION 5.9 hereof.

     (b) NO INJUNCTIONS OR RESTRAINTS. No temporary restraining order, preliminary or permanent injunction, or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated hereby shall be in effect.

     (c) NO ACTION. No action shall have been taken nor any statute, rule, or regulation shall have been enacted by any Governmental Entity that makes the consummation of the transactions contemplated hereby illegal.

     Section 6.2 CONDITIONS PRECEDENT TO OBLIGATION OF THE PURCHASERS. The obligation of the Purchasers to effect the transactions contemplated by this Agreement is subject to the satisfaction of the following conditions unless waived, in whole or in part, by the Purchasers:

     (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company set forth in this Agreement shall be true and correct in all respects (provided that, for purposes of this SECTION 6.2(A), any representation or warranty of the Company contained herein that is qualified by a materiality standard or a Material Adverse Effect qualification shall be read without regard to any such qualifications as if such qualifications were not contained therein) as of the date of this Agreement and as of the First Closing Date and as of the Second Closing Date as though made on and as of the First Closing Date and the Second Closing Date, respectively, except for such failures which, individually or in the aggregate, have not had and could not reasonably be expected to have a Material Adverse Effect, and the Purchasers shall have received a certificate to the foregoing effect signed on behalf of the Company and its Subsidiaries by the chief executive officer or by the chief financial officer of the Company at each of the First Closing and the Second Closing, if any.

     (b) PERFORMANCE OF OBLIGATIONS. The Company and its subsidiaries shall have performed in all material respects all obligations required to be performed by it or them under this Agreement prior to the First Closing Date and prior to the Second Closing Date, if any, and the Purchasers shall have received a certificate to such effect signed on behalf of the Company and its Subsidiaries by the chief executive officer or by the chief financial officer of the Company at each of the First Closing and the Second Closing, if any.

     (c) NO ADVERSE ACTION OR DECISION. There shall be no action, suit, investigation or proceeding, pending or threatened, against or affecting the Company or any of its Subsidiaries or any of their respective properties or rights, or any of their Affiliates, officers or directors, before any court, arbitrator or administrative or governmental body which (1) seeks to restrain, enjoin or prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or the Stockholders' Agreement or (2) questions the validity or legality of any such transaction or seeks to recover damages or to obtain other relief in connection with any such transaction.

     (d) CONSENTS UNDER AGREEMENTS. The Purchasers shall have been furnished with evidence of all consents or approvals, including, in the case of the Second Closing, the approval of the Company's stockholders of the issuance of the shares of Common Stock constituting the Second Tranche, required to be obtained by the Company or any of its Subsidiaries with respect to the consummation of each of the transactions contemplated by this Agreement the failure of which to obtain reasonably could be expected to result in a Material Adverse Effect, and each such consent or approval shall be unconditional.

     (e) LEGAL OPINIONS. The Purchasers shall have received from Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P., counsel to the Company and its Subsidiaries, or other counsel to the Company and its Subsidiaries reasonably acceptable to the Purchasers an opinion dated the First Closing Date, with respect to the First Closing, and the Second Closing Date, with respect to the Second Closing, in form and substance reasonably acceptable to the Purchasers.

     (f) APPOINTMENT TO THE BOARD. The Board shall have appointed the designees of Inverness/Phoenix Capital LLC to the Board in accordance with
SECTION 5.6 and the Purchasers shall have received a copy of the resolutions of the Board pursuant to which such appointments were made.

     (g) CLOSING DELIVERIES. All documents, instruments, certificates or other items required to be delivered by the Company pursuant to SECTION 7.2(B) or SECTION 7.4(B), as the case may be, shall have been delivered.

     Section 6.3 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY. The obligation of the Company to effect the transactions contemplated by this Agreement is subject to the satisfaction of the following conditions unless waived, in whole or in part, by the Company:

     (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchasers set forth in this Agreement shall be true and correct in all respects (provided that, for purposes of this SECTION 6.3(A), any representation or warranty of the Purchasers contained herein that is qualified by a materiality standard or a Material Adverse Effect qualification shall be read without regard to any such qualifications as if such qualifications were not contained therein) as of the date of this Agreement and as of the First Closing Date and as of the Second Closing Date as though made on and as of the First Closing Date and the Second Closing Date, respectively, except for such failures which, individually or in the aggregate, have not had and could not reasonably be expected to have a Material Adverse Effect, and the Company shall have received a certificate to the foregoing effect signed on behalf of the Purchasers by its managing member at each of the First Closing and the Second Closing, if any.

     (b) PERFORMANCE OF OBLIGATIONS OF THE PURCHASERS. The Purchasers shall have performed in all material respects the obligations required to be performed by them under this Agreement prior to the First Closing Date and prior to the Second Closing Date, if any, and the Company shall have received a certificate to such effect signed on behalf of the Purchasers by its managing member at each of the First Closing and the Second Closing, if any.

     (c) CLOSING DELIVERIES. All documents, instruments, certificates or other items required to be delivered by the Purchasers pursuant to
SECTION 7.2(A) or SECTION 7.4(A) shall have been delivered.

                                 ARTICLE VII.
                                   CLOSINGS

     Section 7.1 FIRST CLOSING. Subject to the satisfaction or waiver of the conditions set forth in Article VI, the purchase and sale of the First Tranche to be purchased by the Purchasers hereunder (the "FIRST CLOSING") will take place at the offices of Vinson & Elkins L.L.P., 2300 First City Tower, 1001 Fannin, Houston, Texas, 77002, at 10:00 a.m., local time, on the third Business Day following the satisfaction or waiver (subject to Applicable Law) of each of the conditions to the obligations of the parties to effect the transactions to occur at such First Closing as set forth in Article VI, or on such other date as mutually agreed to by the parties hereto. The date on which the First Closing occurs is herein referred to as the "FIRST CLOSING DATE". All closing transactions at the First Closing shall be deemed to have occurred simultaneously.

     Section 7.2   ACTIONS TO OCCUR AT THE FIRST CLOSING.

     (a) At the First Closing, the Purchasers shall deliver to the Company the following:

              (1) PURCHASE PRICE. An amount equal to the First Tranche Purchase Price for the First Tranche in accordance with Article II.

              (2) CERTIFICATES. The certificates described in SECTIONS 6.3(A) and 6.3(B).

              (3) STOCKHOLDERS' AGREEMENT. The Stockholders' Agreement, duly executed by the Purchasers.

     (b) At the First Closing, the Company shall deliver to the Purchasers (or to their respective designees as indicated otherwise) the following:

              (1) SHARE CERTIFICATES. Certificates representing the shares of Common Stock constituting the First Tranche.

              (2) COMMITMENT FEE. Cash in the amount of $1,000,000, constituting partial payment of the Commitment Fee in accordance with
     Article II.

              (3) STOCKHOLDERS' AGREEMENT. The Stockholders' Agreement, duly executed.

              (4) CERTIFICATES. The certificates described in SECTIONS 6.2(A) and 6.2(B).

              (5) CONSENTS UNDER AGREEMENTS. The original of each consent or approval, if any, pursuant to SECTION 6.2(D).

              (6) LEGAL OPINIONS.  The opinions of counsel referred to in
     SECTION 6.2(E).

              (7) APPOINTMENT TO THE BOARD. The resolutions of the Board referred to in SECTION 6.2(F).

     Section 7.3 SECOND CLOSING. Subject to the satisfaction or waiver of the conditions set forth in Article VI, the purchase and sale of the Second Tranche to be purchased by the Purchasers hereunder (the "SECOND CLOSING") will take place at the offices of Vinson & Elkins L.L.P., 2300 First City Towers, 1001 Fannin, Houston, Texas, 77002, at 10:00 a.m., local time, on the third Business Day following the satisfaction or waiver (subject to Applicable Law) of each of the conditions to the obligations of the parties to effect the transactions to occur at such Second Closing as set forth in Article VI, or on such other date as mutually agreed to by the parties hereto. The date on which the Second Closing occurs is herein referred to as the "SECOND CLOSING DATE". All closing transactions at the Second Closing shall be deemed to have occurred simultaneously.

     Section 7.4   ACTIONS TO OCCUR AT THE SECOND CLOSING.

     (a) At the Second Closing, the Purchasers shall deliver to the Company the following:

              (1) PURCHASE PRICE. An amount equal to the Second Tranche Purchase Price for the Second Tranche in accordance with Article II.

              (2) CERTIFICATES. The certificates described in SECTIONS 6.3(A) and 6.3(B).

     (b) At the Second Closing, the Company shall deliver to the Purchasers (or to their respective designees as indicated otherwise) the following:

              (1) SHARE CERTIFICATES. Certificates representing the shares of Common Stock constituting the Second Tranche.

              (2) COMMITMENT FEE. Cash in the amount of $1,000,000, constituting payment of the remainder of the Commitment Fee in accordance with Article II if the Second Closing occurs on or before July 15, 1999.

              (3) CERTIFICATES. The certificates described in SECTIONS 6.2(A) and 6.2(B).

              (4) CONSENTS UNDER AGREEMENTS. The original of each consent or approval, if any, pursuant to SECTION 6.2(D), including a certificate from the Company with respect to the approval of the Company's stockholders of the issuance of the shares of Common Stock constituting the Second Tranche.

              (5) LEGAL OPINIONS.  The opinions of counsel referred to in
     SECTION 6.2(E).

                                 ARTICLE VIII.
                                  TERMINATION

     Section 8.1 TERMINATION. This Agreement may be terminated prior to the First Closing:

     (a)      by mutual consent of the Purchasers and the Company;

     (b)      by either the Purchasers or the Company:

              (1) in the event of a breach by the other party of any representation, warranty, covenant or agreement contained in this Agreement which (A) would give rise to the failure of a condition set forth in SECTION 6.2 or 6.3, and (B) cannot be cured or, if curable, has not been cured within 20 days (the "CURE PERIOD") following receipt by the breaching party of written notice of such breach;

              (2) if a court of competent jurisdiction or other Governmental Entity shall have issued an order, decree, or ruling or taken any other action (which order, decree, or ruling the Purchasers and the Company shall use all commercially reasonable efforts to lift), in each case permanently restraining, enjoining, or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling, or other action shall have become final and nonappealable; provided, however, that the right to terminate this Agreement under this clause (2) shall not be available to any party whose breach of this Agreement has been the cause of, or resulted in, such order, decree, ruling or other action; or

              (3) if the First Closing shall not have occurred by May 15, 1999, provided, however, that the right to terminate this Agreement under this clause (3) shall not be available to any party whose breach of this Agreement has been the cause of, or resulted in, the failure of the First Closing to occur on or before such date.

     Unless agreed to otherwise in writing by the Purchasers and the Company, this Agreement shall automatically terminate on September 30, 1999 if the stockholder approval contemplated in SECTION 5.9 has not been obtained.

     The right of any party hereto to terminate this Agreement pursuant to this
SECTION 8.1 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any party hereto, any person controlling any such party or any of their respective officers, directors, employees, accountants, consultants, legal counsel, agents, or other representatives whether prior to or after the execution of this Agreement.

     Section 8.2 EFFECT OF TERMINATION. In the event of the termination of this Agreement, written notice thereof shall forthwith be given to the other party specifying the provision hereof pursuant to which such termination is made, unless such termination has occurred due to the lapse of time, and, except in the case of a termination pursuant to SECTION 8.1(B)(1), this Agreement (except for the provisions of this SECTION 8.2, and SECTIONS 5.1, 10.5, 10.6, 10.9, 10.10, 10.11, 10.12, AND 10.13, which shall survive such termination) shall forthwith become null and void. Subject to the provisions of SECTION 10.5, in the event of a termination of this Agreement by either the Company or the Purchasers as provided above, other than a termination pursuant to SECTION 8.1(B)(1), there shall be no liability on the part of the Company or the Purchasers; provided, however, that nothing in this Section 8 shall be deemed to release either party from any breach by such party of the terms and provisions of this Agreement or to impair the right of either party to compel specific performance by the other party of its obligations under this Agreement.

                                  ARTICLE IX.
                               RECOVERY OF FEES

     Any Party who shall obtain a final judgment in a court of competent jurisdiction for the payment of damages by another Party for a breach of this Agreement shall be entitled to recover reasonable attorneys' fees and court costs incurred in connection with the obtaining of such judgment.

                                  ARTICLE X.
                                 MISCELLANEOUS

     Section 10.1  SURVIVAL OF PROVISIONS.

     (a) The representations and warranties of the Company and the Purchasers made herein or in the Stockholders' Agreement and the covenants of the Company and the Purchasers to be complied with on or prior to the First Closing Date, the Second Closing Date or September 30, 1999, as the case may be, shall remain operative and in full force and effect pursuant to their terms, regardless of (1) any investigation made by or on behalf of the Purchasers or the Company, as the case may be, or (2) acceptance of any of the Shares and payment by the Purchasers therefor, until April 16, 2002; provided, however, that the representations and warranties of the Company made in SECTIONS 3.1, 3.3 and 3.4 shall not terminate.

     Section 10.2 NO WAIVER; MODIFICATION IN WRITING. No failure or delay on the part of the Company or a Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Without limiting the rights that any party may have for fraud under common law, and except with respect to claims arising from or liability based on a breach of the Company's representation and warranty in SECTION 3.5(A), the remedies provided for herein are cumulative and are the exclusive remedies available to the Company or the Purchasers at law or in equity. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company, on the one hand, and the Purchasers or their permitted assigns, on the other hand; provided that notice of any such waiver shall be given to each party hereto as set forth below. Any amendment, supplement or modification of or to any provision of this Agreement, or any waiver of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on any party hereto in any case shall entitle the other party to any other or further notice or demand in similar or other circumstances.

     Section 10.3 SPECIFIC PERFORMANCE. The parties recognize that in the event the Company or the Purchasers should refuse to perform under the provisions of this Agreement, monetary damages alone will not be adequate. The Purchasers or the Company, as the case may be, shall therefore be entitled, in addition to any other remedies which may be available, including money damages, to obtain specific performance of the terms of this Agreement, without any requirement for the posting of any bond. In the event of any action to enforce this Agreement or the Stockholders' Agreement specifically, the Company and the Purchasers hereby waive the defense that there is an adequate remedy at law.

     Section 10.4 SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of applicable law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated herein are consummated as originally contemplated to the fullest extent possible.

     Section 10.5  FEES AND EXPENSES.

     (a) The Company shall pay its own expenses incurred in connection with the negotiation, execution, delivery, performance and consummation of this Agreement.

     (b)      Unless this Agreement is terminated by the Company pursuant to
SECTION 8.1(B)(1), within 30 days after the earlier of (1) the Second Closing Date or (2) July 15, 1999 the Company shall reimburse each of the Purchasers for the out-of-pocket expenses of the Purchasers or any of their Affiliates (whether or not incurred prior to the date hereof), including, without limitation, the fees, disbursements and other reasonable expenses of attorneys, accountants and any other advisors thereto, arising out of or relating to the negotiation, execution, delivery and consummation of this Agreement.

     Section 10.6 PARTIES IN INTEREST. This Agreement shall be binding upon and, except as provided below, inure solely to the benefit of each party hereto and their successors and assigns, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

     Section 10.7 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

              (a)  If to the Purchasers, to:

                   Inverness/Phoenix Capital LLC
                   660 Steamboat Road
                   Greenwich, Connecticut  06830
                   Attn: W. McComb Dunwoody
                         James C. Comis III

              (b)  If to the Company, to:

                   Trico Marine Services, Inc.
                   2401 Fountain View, Suite 920
                   Houston, Texas  77057
                   Attn: Chairman

     Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt. All notices, requests or instructions given in accordance herewith shall be deemed received on the date of delivery, if hand delivered, on the date of receipt, if telecopied, three Business Days after the date of mailing, if mailed by registered or certified mail, return receipt requested, and one Business Day after the date of sending, if sent by Federal Express or other recognized overnight courier.

     Section 10.8 COUNTERPARTS. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     Section 10.9 ENTIRE AGREEMENT. This Agreement (which term shall be deemed to include the Exhibits and Schedules hereto and the other certificates, documents and instruments delivered hereunder) and the Stockholders' Agreement constitute the entire agreement of the parties hereto and supersede all prior agreements, letters of intent and understandings, both written and oral, among the parties with respect to the subject matter hereof. There are no representations or warranties, agreements, or covenants other than those expressly set forth in this Agreement and the Stockholders Agreement.

     Section 10.10 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAW PROVISIONS.

     Section 10.11 PUBLIC ANNOUNCEMENTS. The Company, on the one hand, and the Purchasers, on the other, shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or the transactions contemplated hereby, except for statements required by Applicable Law or by any listing agreements with or rules of any national securities exchange or the National Association of Shares Dealers, Inc., or made in disclosures reasonably determined as required to be filed pursuant to the Securities Act or the Exchange Act.

     Section 10.12 ASSIGNMENT. Neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by any of the parties hereto, whether by operation of law or otherwise; provided, however, that upon notice to the Company, (a) each Purchaser may assign or delegate any or all of its rights or obligations under this Agreement to any Affiliate or Partner thereof and (b) nothing in this Agreement shall limit each Purchaser's ability to assign its rights under this Agreement to any institutional investor that provides funds to the Purchasers without the consent of the Company. In the event of such an assignment, the provisions of this Agreement shall inure to the benefit of and be binding on the Purchaser's assigns. Any attempted assignment in violation of this SECTION 10.12 shall be null and void.

     Section 10.13 DIRECTOR AND OFFICER LIABILITY. The directors, officers, partners, members and stockholders of the Purchasers, the Company and their respective Affiliates shall not have any personal liability or obligation arising under this Agreement (including any claims that the Company or the Purchasers may assert) other than as an assignee of this Agreement.

     Section 10.14 HEADINGS. The headings of this Agreement are for convenience of reference only and are not part of the substance of this Agreement.


           [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer as of the date first written above.


                              TRICO MARINE SERVICES, INC.


                              By:
                                 Name: Victor M. Perez
                                 Title: Vice President and
                                      Chief Financial Officer


                              INVERNESS/PHOENIX PARTNERS LP

                                 By: INVERNESS/PHOENIX CAPITAL LLC,
                                      its General Partner

                                   By: INVERNESS MANAGEMENT FUND I LLC,
                                         its Managing Member

                                      By: KEY-COMIS LIMITED PARTNERSHIP,
                                            its Managing Member

                                         By: J.C. COMIS LLC,
                                              its General Partner


                                         By:
                                            Name: James C. Comis, III
                                            Title: Managing Member


                              EXECUTIVE CAPITAL PARTNERS I LP

                                 By: INVERNESS/PHOENIX CAPITAL LLC,
                                      its General Partner

                                   By: INVERNESS MANAGEMENT FUND I LLC,
                                         its Managing Member

                                      By: KEY-COMIS LIMITED PARTNERSHIP,
                                            its Managing Member

                                         By: J.C. COMIS LLC,
                                              its General Partner


                                         By:
                                            Name: James C. Comis, III
                                            Title: Managing Member

                                                            EXHIBIT 2.1

                     ALLOCATION OF PURCHASE PRICE


Purchaser                                            First Tranche               Second Tranche
------------------------------------------       ---------------------        ---------------------
Inverness/Phoenix Partners LP                    $ 24,165,866                 $ 24,165,866
Executive Capital Partners I LP                       834,134                      834,134
                                                 ============                 ============
     TOTAL                                       $ 25,000,000                 $ 25,000,000

                                                                ANNEX B







                   STOCKHOLDERS' AGREEMENT

                            AMONG


                 TRICO MARINE SERVICES, INC.

                             AND

               THE PURCHASERS SPECIFIED HEREIN


                       APRIL ___, 1999

                        STOCKHOLDERS' AGREEMENT


     This Stockholders' Agreement (this "Agreement") is entered into this _____ day of April 1999, is by and among Trico Marine Services, Inc., a Delaware corporation ("Trico"), and the Persons specified under the caption "Purchasers" on the signature page hereof (each, a "Purchaser," and together, the "Purchasers").

                          W I T N E S S E T H

     WHEREAS, pursuant to that certain Purchase Agreement (the "Purchase Agreement") dated April 16, 1999 entered into by and among, inter alia, Inverness/Phoenix Partners LP and Executive Capital Partners I LP (together, the "Initial Purchasers") and Trico, the Purchasers acquired certain Trico Securities; and

     WHEREAS, the parties hereto desire to set forth certain additional agreements among them relating to the acquisition and ownership of Trico Securities by the Purchaser Group; and

     WHEREAS, the parties hereto desire to set forth certain additional agreements among them relating to the Registrable Securities owned by the Purchaser Group.

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties hereto agree as follows:

                               ARTICLE 1
                             Defined Terms

     Section 1.1 DEFINED TERMS. The following capitalized terms when used in this Agreement shall have the following meanings:

     "Affiliate" or "Associate" shall have the respective meanings assigned thereto in Rule 405 as presently promulgated under the Securities Act.

     "beneficial ownership" and "group" shall have the respective meanings assigned thereto in Rules 13d-3 and 13d-5 as presently promulgated under the Exchange Act.

     "Board" means the Board of Directors of Trico.

     "Common Stock" means the common stock, par value $.01 per share, of Trico.

     "Demand Registration" means a demand registration as defined in Section 5.1(a) hereof.

     "Director" means any member of the Board.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Holders" means the holders of the Registrable Securities in accordance with the terms of this Agreement.

     "Participating Purchasers" means, with respect to any Registration Statement, the members of the Purchaser Group that include, or have agreed to include, as the context requires, shares for registration pursuant to such Registration Statement.

     "Partner" means, with respect to any Purchaser, any limited partner or general partner of such Purchaser or any of such Purchaser's Affiliates, whether or not such limited partner or general partner is an Affiliate of such Purchaser.

     "Person"  means an individual, partnership, corporation, limited liability
company,  business   trust,   joint   stock   company,   trust,  unincorporated
association, joint venture or other entity of whatever nature.

     "Piggyback  Registration"  means a piggyback registration  as  defined  in
Section 5.3 hereof.

     "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

     "Purchaser Group" shall mean the members of the group comprised by Purchasers, their Affiliates and their Partners.

     "Purchaser Representative" shall mean Inverness/Phoenix Capital LLC, or such other Affiliate of the Initial Purchasers as it, in its sole discretion, may designate.

     "Registrable Securities" means (a) all Trico Securities issued to the Purchasers pursuant to the Purchase Agreement and (b) any other securities issued after the date hereof with respect to such Trico Securities by means of exchange, reclassification, dividend, distribution, split up, combination, subdivision, recapitalization, merger, spin-off, reorganization or otherwise; provided, however, that as to any Registrable Securities, such securities shall cease to constitute Registrable Securities for the purposes of this Agreement if and when: (1) a Registration Statement with respect to the sale of such securities shall have been declared effective by the SEC and such securities shall have been sold pursuant thereto; (2) such securities shall have been sold in compliance with of all applicable resale provisions of Rule 144 under the Securities Act; (3) as expressed in an opinion of counsel delivered to and satisfactory to Trico and the transfer agent for the Common Stock, such securities no longer constitute "restricted securities" within the meaning of Rule 144 or any successor provision under the Securities Act and the transfer of such securities does not require registration under the Securities Act; or
(4) such securities cease to be issued and outstanding for any reason.

     "Registration Statement" means any registration statement filed by Trico or its successor that covers any of the Registrable Shares pursuant to the provisions of this Agreement, including the Prospectus included therein, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     "SEC" means the Securities and Exchange Commission, or any successor agency thereto.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Shelf Registration"  means  the  shelf registration as defined in Section
5.2 hereof.

     "Suspension Period" means a period of time (a) commencing on the date on which Trico provides notice that the Registration Statement for the Shelf Registration is no longer effective, the Prospectus included therein no longer complies with the requirements prescribed by Section 10(a) of the Securities Act or the occurrence of any event requiring the preparation of a supplement or amendment to the Prospectus included so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (b) ending on the date when each Purchaser either receives copies of the supplemented or amended Prospectus contemplated by subparagraph (a) above or otherwise is advised in writing by the Company that the use of the Prospectus may be resumed.

     "Termination Date" means April ___, 2009.

     "Trico Securities" means, collectively, the Common Stock and any class or series of Trico's preferred stock, and any other securities, warrants or options or rights of any nature (whether or not issued by Trico) that are convertible into, exchangeable for, or exercisable for the purchase of, or otherwise give the holder thereof any rights in respect of Common Stock, or any class or series of Trico preferred stock that is entitled to vote generally for the election of directors or otherwise.

     "Trico Rights Agreement" means the Rights Agreement dated as of February 19, 1998 by and between the Company and ChaseMellon Shareholder Services, L.L.C. as Rights Agent, as amended.

     "Voting Power" means, at, any measurement date, the total number of votes that could have been cast in an election of directors of Trico had a meeting of the stockholders of Trico been duly held based upon a record date as of the measurement date if all Trico Securities then outstanding and entitled to vote at such meeting were present and voted to the fullest extent possible at such meeting.

     Section   1.2      OTHER  DEFINITIONAL  PROVISIONS.   The  words  "hereof"
"herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section references are to this Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                               ARTICLE 2
                      Board of Directors; Voting

     Section 2.1 BOARD OF DIRECTORS.

     (a) From and after the date hereof, the Purchaser Representative shall have the right to designate:

              (1) TWO (2) DIRECTORS, so long as the Purchaser Group owns an aggregate of at least 4,000,000 shares of Common Stock, one of which Directors (the "2001 Director") will initially be a member of the class of Directors whose terms expire at the annual meeting of Trico's stockholders in 2001; provided that, notwithstanding anything contained in this Section 2.1(a)(1), if the Initial Purchasers do not consummate the purchase of the shares of Common Stock constituting the Second Tranche (as defined in the Purchase Agreement), upon the expiration of the term of the 2001 Director, the number of Directors that the Purchaser Representative shall be entitled to designate shall be reduced to one (1) Director and Trico shall be relieved of the obligation in Section 2.2 hereof with respect to the vacancy on the Board created by the expiration of term of the 2001 Director;

              (2) ONE (1) DIRECTOR, (A) so long as the Purchaser Group owns an aggregate of less than 4,000,000 shares of Common Stock but more than 500,000 shares of Common Stock and (B) notwithstanding anything contained in this Section 2.1(a)(2), after the expiration of the term of the 2001 Director, if the Initial Purchasers do not consummate the purchase of the shares of Common Stock constituting the Second Tranche; and

              (3) NO DIRECTORS, if the Purchaser Group ceases to hold, in the aggregate, at least 500,000 shares of Common Stock. At such time as the Purchaser Group ceases to hold, in the aggregate, at least 500,000 shares of Common Stock, the Purchaser Representative shall cause all of their Director designees to immediately resign.

     (b) The Board on the date hereof shall (1) increase the number of Directors by enlarging the size of the Board to eight, and (2) name the Persons designated by the Purchaser Representative to fill the vacancies on the Board that are created hereby.

     (c) In the event that any vacancy occurs on the Board because of the death, disability, resignation, retirement or removal of any Director designated by the Purchaser Representative, the Purchaser Representative shall designate an individual to fill such vacancy, with such appointee to serve for the remainder of the term of the Director whose death, disability, resignation, retirement or removal caused such vacancy.

     Section 2.2 TRICO ACTIONS. Trico hereby agrees to take all necessary or appropriate action to assist in the nomination for election as Directors the person or persons designated by the Purchaser Representative pursuant to the provisions of Section 2.1. Trico shall vote all management proxies in favor of such nominees, except for such proxies that specifically indicate to the contrary. Trico shall unanimously recommend, through its officers and Directors, that its stockholders vote in favor of such nominees, and shall use its reasonable best efforts to solicit from its stockholders proxies voted in favor of such nominees.

                               ARTICLE 3
               Acquisition and Sale of Trico Securities

     Section 3.1 TRICO SECURITIES. The Purchasers covenant and agree with Trico that except for the Trico Securities acquired pursuant to the Purchase Agreement, the Purchaser Group shall not, without the prior consent of the Board, directly or indirectly, acquire, become the beneficial owner of or obtain any rights in respect of any additional Trico Securities, if the effect of such acquisition, agreement or other action would be to increase the aggregate beneficial ownership of Trico Securities by the Purchaser Group after the completion of the transactions contemplated by the Purchase Agreement. Notwithstanding the foregoing, the Purchaser Group shall not be obligated to dispose of any Trico Securities beneficially owned in violation of such maximum percentage limitation if, and solely to the extent that, the aggregate beneficial ownership of the Purchaser Group is or will be increased solely as the result of a recapitalization of Trico, a repurchase of any Trico Securities by Trico or any of its subsidiaries, or any other action taken by Trico or its Affiliates (other than the Purchaser Group).

     Section 3.2 DISTRIBUTION OF TRICO SECURITIES. Each of the Purchasers covenants that it shall not, and that it shall cause all of its Affiliates and Partners not to, directly or indirectly, sell, transfer any beneficial interest in, or beneficial ownership of, pledge, hypothecate or otherwise dispose of any Trico Securities, except:

     (a) in such amounts as would not cause the rights issued pursuant to the Trico Rights Agreement to become exercisable under the Trico Rights Agreement; or

     (b)      pursuant to:

              (1) a bona fide pledge of or the granting of a security interest or any other lien or encumbrance in such Trico Securities to a lender that is not a member of the Purchaser Group to secure a bona fide loan for money borrowed made to one or more members of the Purchaser Group, the foreclosure of such pledge or security interest or any other lien or encumbrance that may be placed involuntarily upon any Trico Securities, or the subsequent sale or other disposition of such Trico Securities by such lender or its agent;

              (2) a transfer, assignment, sale or disposition of such Trico Securities to another member of the Purchaser Group;

              (3) a distribution of Trico Securities to any member of the Purchaser Group; provided that any arrangements coordinated or initiated by or on behalf of a member of the Purchaser Group to assist its limited partners in the sale of Trico Securities distributed to them must comply with the provisions of this Section 3.2;

              (4) sales in public offerings registered under the Securities Act pursuant to Article V;

              (5) sales effected in compliance with the provisions of Rule 144 under the Securities Act; and

              (6) other privately negotiated sales of Trico Securities, except for sales to Persons with their primary operations in the oilfield services industry that acquire 5% or more of the aggregate outstanding Trico Securities.

Notwithstanding anything to the contrary in this Section 3.2, in effecting any sale, transfer of any beneficial interest in or other disposition of Trico Securities pursuant to Sections 3.2(c)(3), (4), (5) and (6), above, the members of the Purchaser Group selling, transferring or disposing such Trico Securities shall use their reasonable best efforts to refrain from selling, transferring or disposing of such number of Trico Securities as would cause the rights issued pursuant to the Trico Rights Agreement to become exercisable under the Trico Rights Agreement.

     Section 3.3 PROXY SOLICITATIONS. Each Purchaser covenants that it shall not, and that no other member of the Purchaser Group shall, without the consent of the Board, (a) solicit proxies or assist any other Person in the solicitation of proxies for any proposal that would result in a change of control of Trico; (b) publicly suggest or announce its willingness or desire to engage in a transaction or group of transactions or have another Person engage in a transaction or group of transactions that would result in a change of control of Trico; (c) present to any third party any proposal that can reasonably be expected to result in a change of control of Trico; (d) initiate, induce or give encouragement to any other Person to initiate any proposal that can reasonably be expected to result in a change of control of Trico; or (e) directly or indirectly encourage, act as a financing source for or otherwise invest in any other Person in connection with any of the foregoing. For purposes of this Section 3.3, a "change of control" shall mean the election to the Board at any one meeting at which Directors are elected of such number of new directors that would constitute a majority of the number of Directors comprising the Board subsequent to such meeting or the acquisition by a Person or group within the meaning if Rule 13d-5 under the Exchange Act of 50% or more of the outstanding Common Stock.

                               ARTICLE 4
                    Legend And Stop Transfer Order

     Section 4.1 LEGEND AND STOP TRANSFER ORDER. To assist in effectuating the provisions of this Agreement, the Purchasers hereby consent:

     (a) to the placement, on certificates issued with respect to the shares of Common Stock issued to them pursuant to the Purchase Agreement or otherwise promptly after any Trico Securities become subject to the provisions of this Agreement, of the following legend on all certificates representing ownership of Trico Securities owned of record by any member of the Purchaser Group or by any Person where a member of the Purchaser Group is the beneficial owner thereof, until such shares are sold, transferred or disposed in a manner permitted hereby to a Person who is not then a member of the Purchasers:

              The shares represented by this certificate are subject to the provisions of a Stockholders' Agreement among, inter alia, Trico Marine Services, Inc. and the Purchasers specified therein, and may not be sold, transferred, pledged, hypothecated or otherwise disposed of except in accordance therewith. Copies of the Agreement are on file at the office of the Corporate Secretary of Trico Marine Services, Inc.; and

     (b) to the entry of stop transfer orders with the transfer agent or agents of Trico Securities against the transfer of Trico Securities except in compliance with the requirements of this Agreement, or if Trico acts as its own transfer agent with respect to any Trico Securities, to the refusal by Trico to transfer any such securities except in compliance with the requirements of this Agreement. Trico agrees to remove promptly all legends and stop transfer orders with respect to the transfer of Trico Securities being made to a Person who is not then a member of the Purchaser Group in compliance with the provisions of this Agreement.

                               ARTICLE 5
                   Registration Rights and Rule 144

     Section 5.1 DEMAND REGISTRATION.

     (a) At any time after October ___, 1999, the Purchaser Representative may at any time and from time to time make a written request for registration under the Securities Act of not less than 20% of the Registrable Securities owned by the Purchaser Group (a "Demand Registration"); provided that Trico shall not be obligated to effect more than an aggregate of three (3) Demand Registrations pursuant to this Section 5.1(a). Such request will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. Notwithstanding the foregoing, Trico shall have the right, but no more frequently than once in any consecutive twelve-month period, to be excused from its obligation to effect a registration pursuant to this Section 5.1(a) during any period within such twelve-month period starting with a date sixty (60) days prior to Trico's estimated date of filing of, and ending on a date six (6) months following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of Trico; provided that Trico is actively employing in good faith all reasonable best efforts to cause such registration statement to become effective and that Trico's estimate of the date of filing of such registration statement is made in good faith. A registration will not count as a Demand Registration until it has become effective; provided, however, that a Demand Registration that is either withdrawn or not declared effective at the Purchaser Representative's request shall count as a Demand Registration unless Participating Purchasers also bear all of the expenses specified in Section 5.6 hereof (including those otherwise payable by Trico) with respect to such Demand Registration.

     (b) If the Purchaser Representative so elects, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. The Company shall select the managing underwriters and any additional investment bankers and managers to be used in connection with the offering; provided that such managing underwriters and additional investment bankers must be reasonably satisfactory to the Purchaser Representative.

     Section 5.2 SHELF REGISTRATION.

     (a) The Purchaser Representative shall have the continuing right until the Termination Date, but no more frequently than once in any consecutive twelve-month period, to require Trico to prepare and file short-form Registration Statements on Form S-3 with the SEC relating to the resale from time to time of the Registrable Securities by the Purchaser Group in accordance with the plan and method of distribution set forth in the Prospectus forming part of such Registration Statement (a "Shelf Registration"); provided, however, that Trico shall not be required to file a Shelf Registration unless Trico Securities to be registered thereunder have an aggregate value of not less than $3 million.

     (b) Trico agrees to use its reasonable best efforts to keep each Shelf Registration continuously effective until the first to occur of (1) the date that is 90 days after the Registration Statement is declared effective by the SEC and (2) the date on which all of the Registrable Securities covered by the Shelf Registration have been sold pursuant thereto.

     (c) Each Purchaser agrees that it will not, and that no other member of the Purchaser Group will, sell any Registrable Securities pursuant to the Shelf Registration during any Suspension Period. Trico agrees to cause any Suspension Period to end as soon as reasonably practicable.

     Section 5.3 PIGGYBACK REGISTRATION. If Trico proposes to file a registration statement under the Securities Act with respect to an offering of Common Stock (a) for Trico's own account (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the SEC)) or
(b) for the account of any of its holders of Common Stock (other than the Purchaser Group), then Trico shall give written notice of such proposed filing to the Purchaser Representative as soon as practicable (but in no event less than 15 days before the anticipated filing date), and such notice shall offer the Purchaser Group the opportunity to register such number of shares of Registrable Securities as the Purchaser Representative may request on the same terms and conditions as Trico's or such holder's Common Stock (a "Piggyback Registration"). Trico shall use its reasonable best efforts to promptly cause all such Registrable Securities to be registered along with the other shares of Common Stock to be registered, if any.

     Section 5.4 REDUCTION OF OFFERING. Notwithstanding anything contained herein, if the managing underwriter of an offering described in Section 5.3 delivers a written opinion to Trico that the size of the offering that the Purchaser Group, Trico and any other Persons whose securities are included in such offering intend to make is such that the success of the offering would be materially and adversely affected, then the amount of Registrable Securities to be offered for the account of any Person other than the Purchasers shall be reduced to the extent necessary to reduce the total amount of Common Stock to be included in such offering to the amount recommended by such managing underwriter. If such a reduction in the amount of Registrable Securities to be offered for the account of any Person other than the Purchaser Group, including a reduction of such amount to zero, is not sufficient to reduce the total amount of Common Stock to be included in such offering to the amount recommended by such managing underwriter, then, and only then, shall the amount of Registrable Securities to be offered for the account of the Purchaser Group be reduced to the extent necessary to reduce the total amount of Common Stock to be included in such offering to the amount recommended by such managing underwriter. Notwithstanding the above, however, unless the managing underwriter of an offering described in Section 5.3 delivers a written opinion to Trico that the inclusion of shares in such offering by the Purchaser Group would have an effect such that the success of the offering would be materially and adversely affected, in all cases, the Purchaser Group collectively shall have the right to include Registrable Securities in any registration under
Section 5.3 in an aggregate amount equal to at least twenty percent (20%) of the shares of Common Stock being sold.

     Section 5.5 FILINGS; INFORMATION. Whenever the Purchaser Representative requests that any Registrable Securities be registered pursuant to Section 5.1 hereof, Trico will use its reasonable best efforts to effect the registration of such Registrable Securities as promptly as is practicable, and in connection with any such request:

     (a) Trico will as expeditiously as possible (1) prepare and file with the SEC a Registration Statement on any form for which Trico then qualifies and which counsel for Trico shall deem appropriate and available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its reasonable best efforts to cause such Registration Statement to become and remain effective, and (2) prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement effective in order to dispose of the shares registered thereunder in the manner described in the underwriting agreement executed in connection therewith and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement; provided, however, that Trico shall have no obligation to maintain the effectiveness of any registration statement filed hereunder or to cause the information therein to remain current (A) for more than 90 days following such Registration Statement's effective date in the case of a best efforts underwritten public offering or (B) for longer than such period as is customary and is required by the underwriter in the case of a firmly underwritten public offering; and further provided that if Trico shall furnish to the Purchaser Representative a certificate signed by a majority of the Board stating that in their good faith judgment it would be detrimental or otherwise disadvantageous to Trico or its stockholders for such a registration statement to be filed as expeditiously as possible, Trico shall have a period of not more than 90 days within which to file such registration statement measured from the date of Trico's receipt of the Purchaser Representative's request for registration in accordance with
Section 5.1 hereof.

     (b) Trico will, if requested, prior to filing a Registration Statement or any amendment or supplement thereto, furnish to the Participating Purchaser and each applicable managing underwriter, if any, copies thereof, and thereafter furnish to the Participating Purchasers and each such underwriter, if any, such number of copies of such Registration Statement, amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and the Prospectus included in such
Registration Statement (including each preliminary Prospectus) as the Participating Purchasers or each such underwriter may reasonably request in order to facilitate the sale of the Registrable Securities.

     (c) After the filing of the Registration Statement, Trico will promptly notify the Participating Purchasers of any stop order issued or, to Trico's knowledge, threatened to be issued by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

     (d) Trico will use its reasonable best efforts to qualify the Registrable Securities for offer and sale under such other securities or blue sky laws of such jurisdictions in the United States as the Purchaser Representative reasonably requests; provided that Trico will not be required to
(1) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection 5.5(d); (2) subject itself to taxation in any such jurisdiction; or (3) consent to general service of process in any such jurisdiction.

     (e) Trico will as promptly as is practicable notify the Participating Purchasers, at any time when a Prospectus is required by law to be delivered in connection with sales by an underwriter or dealer, of the occurrence of any event requiring the preparation of a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and promptly make available to the Participating Purchasers and to the underwriters any such supplement or amendment. The Purchasers agree that, upon receipt of any notice from Trico of the occurrence of any event of the kind described in the preceding sentence, the Purchasers will, and the Purchasers shall require any other Participating Purchaser to, forthwith discontinue the offer and sale of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until receipt by the Participating Purchasers and the underwriters of the copies of such supplemented or amended Prospectus and, if so directed by Trico, the Participating Purchasers will deliver to Trico all copies, other than permanent file copies, then in the Participating Purchasers' possession of the most recent Prospectus covering such Registrable Securities at the time of receipt of such notice. In the event Trico shall give such notice, Trico shall extend the period during which such Registration Statement shall be maintained effective as provided in Section 5.5(a) by the number of days during the period from and including the date of the giving of such notice to the date when Trico shall make available to the Participating Purchasers such supplemented or amended Prospectus.

     (f) Trico will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the sale of such Registrable Securities.

     (g) Trico will furnish to the Participating Purchasers and to each underwriter a signed counterpart, addressed to the Participating Purchasers or such underwriter, of an opinion or opinions of counsel to Trico and a comfort letter or comfort letters from Trico's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Purchaser Representative or the managing underwriter reasonably requests.

     (h) Trico will make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the SEC thereunder.

     (i) Trico will use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange or market on which the Common Stock is then listed.

     (j) Trico may require the Participating Purchasers to furnish promptly in writing to Trico such information regarding such members, the plan of distribution of the Registrable Securities and other information as Trico may from time to time reasonably request or as may be legally required in connection with such registration.

     Section 5.6 REGISTRATION EXPENSES. In connection with any Demand Registration, any Piggyback Registration and any Shelf Registration, Trico shall pay the following expenses incurred in connection with such registration:
(a) filing fees with the SEC; (b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (c) printing expenses; (d) fees and expenses incurred in connection with the listing of the Registrable Securities; (e) fees and expenses of counsel and independent certified public accountants for Trico and
(f) the reasonable fees and expenses of any additional experts retained by Trico in connection with such registration. In connection with the preparation and filing of a Registration Statement pursuant to Section 5.1, Trico will also pay the reasonable fees and expenses of a single legal counsel chosen by the Purchaser Representative. The Participating Purchasers shall pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities and any other expenses of the Participating Purchasers.

     Section 5.7 PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any underwritten registered offering contemplated hereunder unless such Person (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement.

     Section 5.8 HOLDBACK AGREEMENTS. The Purchasers agree not to, and that no other Participating Purchaser will, offer, sell, contract to sell or otherwise dispose of any Registrable Securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days prior to, and during the 90-day period beginning on, the effective date of such registration statement other than the Registrable Securities to be sold pursuant to such registration statement.

     Section 5.9 INDEMNIFICATION BY TRICO. Trico agrees to indemnify and hold harmless the Participating Purchasers, their general partner and their officers and directors, and each Person, if any, who controls such Participating Purchasers within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus relating to the Registrable Securities or any preliminary Prospectus or any amendment or supplement to such Registration Statement, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and Trico will reimburse such Participating Purchasers, general partners, officers, directors, and each such controlling Person for any legal or any other expenses reasonably incurred by such Participating Purchasers, general partners, officers, directors, or controlling Persons in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Trico will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary Prospectus or Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to Trico through an instrument duly executed by or on behalf of such Participating Purchasers specifically for use in preparation thereof. Trico also agrees to indemnify any underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters on substantially the same basis as that of the indemnification of the Participating Purchasers provided in this Section 5.9.

     Section 5.10 INDEMNIFICATION BY THE PURCHASERS. The Purchasers agree to, and that the other Participating Purchasers will, indemnify and hold harmless Trico, its officers and directors, and each Person, if any, who controls Trico within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act to the same extent as the foregoing indemnity from Trico to the Participating Purchasers, but only with reference to information relating to the Participating Purchasers furnished in writing by or on behalf of the Participating Purchasers expressly for use in any Registration Statement or Prospectus, or any amendment or supplement thereto, or any preliminary Prospectus. The Purchasers also agree to, and that the other Participating Purchasers will, indemnify and hold harmless any underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of Trico provided in this Section 5.10.

     Section 5.11 CONDUCT OF INDEMNIFICATION PROCEEDINGS. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to
Section  5.9 or Section 5.10,  such  Person  (the  "Indemnified  Party")  shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party shall have the right to assume the defense of such proceeding and retain counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (a) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (b) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

     Section 5.12 RULE 144. Trico covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as the Purchaser Representative may reasonably request to the extent required from time to time to enable the Purchaser Group to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Purchaser Representative, Trico will deliver to the Purchaser Group a written statement as to whether it has complied with such reporting requirements, a copy of the most recent annual or quarterly report of Trico, and such other reports and documents so filed by Trico as may be reasonably requested in availing the Purchaser Group of any rule or regulation of the SEC permitting the selling of any such Registrable Securities without registration.

     Section 5.13 FUTURE GRANTS OF REGISTRATION RIGHTS. From and after the date of this Agreement, Trico shall not enter into any agreement with any holder or prospective holder of any Trico Securities that provides for the granting to such holder of registration rights unless such agreement is subject and subordinate to the rights of the Purchaser Group hereunder or unless Trico first obtains from the Purchaser Representative its consent to the terms thereof.

     Section 5.14 TRANSFER OF REGISTRATION RIGHTS. The registration rights of the Purchaser Group under this Agreement may be assigned and transferred to any transferee purchasing Registrable Securities, other than in a public offering pursuant to a Registration Statement, in an amount equal to at least 100,000 Registrable Securities; provided, however, that the Company is given written notice by the Purchaser Group at the time of such transfer stating the name and address of the transferee and identifying the Registrable Securities with respect to which the rights under this Agreement are being assigned. This Agreement shall also be binding upon and enforceable by the heirs, executors, or other personal representatives of the Purchasers and the successors and assigns of Trico.

                               ARTICLE 6
                             Miscellaneous

     Section 6.1 TERMINATION. Except as provided in this Section 6.1, the respective covenants and agreements of the Purchasers and Trico contained in this Agreement will continue in full force and effect until the Termination Date; provided, however, that Trico shall have no further obligation to the Purchaser Group to file a Registration Statement or to effect a registration of Registrable Securities pursuant to Sections 5.1, 5.2 and 5.3 after the sale or other disposition in accordance with this Agreement by the Purchaser Group of such number of Trico Securities such that the Purchaser Group beneficially own, in the aggregate, Trico Securities representing less than 10% of the shares of Common Stock purchased thereby pursuant to the Purchase Agreement. Upon any termination of this Agreement pursuant to this Section 6.1 all of the obligations of Trico and the Purchasers hereunder shall terminate.

     Section 6.2 RECOVERY OF FEES. Except as otherwise described herein, any party who shall obtain a final judgment in a court of competent jurisdiction for the payment of damages by another party for a breach of this Agreement shall be entitled to recover reasonable attorneys' fees and court costs incurred in connection with the obtaining of such judgment.

     Section 6.3 NOTICES. Any notice or other communication required or permitted hereunder shall be in writing or by telex, telephone or facsimile transmission with subsequent written confirmation, and may be personally served or sent by United States mail and shall be deemed to have been given upon receipt by the party notified. For purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 6 shall be as set forth opposite each party's name on the signature page hereof.

     Section 6.4 WAIVERS AND AMENDMENTS; NONCONTRACTUAL REMEDIES; PRESERVATION OF REMEDIES. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by Trico and the Purchaser Representative or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising a right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude a further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any breach of any provision of this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such breach is based may also be the subject matter of any other provision of this Agreement (or of any other agreement between the parties) as to which there is no breach.

     Section 6.5 SPECIFIC PERFORMANCE. The parties recognize that in the event Trico or the Purchaser Group should refuse to perform under the provisions of this Agreement, monetary damages alone will not be adequate. The Purchaser Group or Trico, as the case may be, shall therefore be entitled, in addition to any other remedies which may be available, including money damages, to obtain specific performance of the terms of this Agreement, without any requirement for the posting of any bond. In the event of any action to enforce this Agreement specifically, Trico and the Purchaser Group hereby waive the defense that there is an adequate remedy at law.

     Section 6.6 SEVERABILITY. If any provision of this Agreement or the applicability of any such provision to a person or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to persons or circumstances other than those for which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and shall be enforced to the fullest extent permitted by law. To the extent permitted by applicable law each party hereto hereby waives any provision or provisions of law which would otherwise render any provision of this Agreement invalid, illegal or unenforceable in any respect.

     Section 6.7 COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts and when so executed shall constitute one Agreement, notwithstanding that all parties are not signatories to the same counterpart.

     Section 6.8      GOVERNING  LAW.   This  Agreement  shall  be governed and
construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such state.

     Section 6.9      SUCCESSORS  AND  ASSIGNS.   Subject  to  Section  6, this
Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the parties hereto.


       [The remainded of this page is intentionally left blank.]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer as of the date first written above.


ADDRESS:                         TRICO MARINE SERVICES, INC.
2401 Fountain View, Suite 920
Houston, Texas  77057
Attn: Chairman                   By:
                                 Name: Victor M. Perez
                                 Title: Vice President and
                                      Chief Financial Officer

                                 THE PURCHASERS:


ADDRESS:                         INVERNESS/PHOENIX PARTNERS LP
660 Steamboat Road
Greenwich, Connecticut 06830     By: INVERNESS/PHOENIX CAPITAL LLC,
Attn: W. McComb Dunwoody                 its General Partner
      James C. Comis III
                                 By: INVERNESS MANAGEMENT FUND I LLC,
                                         its Managing Member

                                      By: KEY-COMIS LIMITED PARTNERSHIP,
                                            its Managing Member

                                         By: J.C. COMIS LLC,
                                              its General Partner


                                         By:
                                            Name: James C. Comis, III
                                            Title: Managing Member


ADDRESS:                         EXECUTIVE CAPITAL PARTNERS I LP
660 Steamboat Road
Greenwich, Connecticut 06830     By: INVERNESS/PHOENIX CAPITAL LLC,
Attn: W. McComb Dunwoody                 its General Partner
      James C. Comis III
                                 By: INVERNESS MANAGEMENT FUND I LLC,
                                         its Managing Member

                                      By: KEY-COMIS LIMITED PARTNERSHIP,
                                            its Managing Member

                                         By: J.C. COMIS LLC,
                                              its General Partner


                                         By:
                                            Name: James C. Comis, III
                                            Title: Managing Member

                                                                        Annex C

[BEAR STEARNS LOGO]


April 14, 1999


Board of Directors
Trico Marine Services, Inc.
250 North American Court
Houma, Louisiana 70363

Dear Sirs:

We understand that Trico Marine Services, Inc. or ("Trico") will enter into an agreement (the "Purchase Agreement") with affiliates of Inverness/Phoenix Capital LLC and its Affiliates ("Inverness") to invest up to $50 million in two tranches in Trico by purchasing common stock (the "Transaction") at a price of $6.25 per share (the "Consideration").

You have asked us to render our opinion as to whether the Consideration to be received by Trico in the Transaction is fair, from a financial point of view, to Trico.

In the course of our analyses for rendering this opinion, we have:

     1.    reviewed the Purchase Agreement;

     2. reviewed Trico's Annual Reports to Shareholders and Annual Reports on Form 10-K for the fiscal years ended December 31, 1995 through 1998 and other such public information with respect to Trico as we deemed relevant;

     3. reviewed certain operating and financial information, including projections, provided to us by management relating to Trico's business and prospects;

     4. met with certain members of Trico's senior management to discuss its operations, historical financial statements and future prospects;

     5.    visited Trico's facilities in Houma, Louisiana and Houston, Texas;

     6. reviewed the historical prices and trading volume of the common shares of Trico;

     7.    reviewed   publicly   available  financial  data  and  stock  market
           performance data of companies which we deemed generally comparable to Trico;

     8. reviewed the terms of recent investments in companies which we deemed generally comparable to the Transaction; and

     9. conducted such other studies, analyses, inquiries and investigations as we deemed appropriate.

Board of Directors
Trico Marine Services
April 14, 1999
Page 2



In the course of our review, we have relied upon and assumed, without independent verification, the accuracy and completeness of the financial and other information provided to us by Trico. With respect to Trico's projected financial results, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Trico as to the expected future performance of Trico. In addition, we assumed, in all respects material to our analysis, that the representations and warranties of each party contained in the Purchase Agreement are true and correct, each party will perform all of the covenants and agreements required by it under the Purchase Agreement, that all conditions to the consummation of the Transaction will be satisfied without waiver thereof, and that the Transaction will be consummated in accordance with the terms and conditions contained therein. We have not assumed any responsibility for the independent verification of any such information or of the projections provided to us, and we have further relied upon the assurances of the management of Trico that they are unaware of any facts that would make the information or projections provided to us incomplete or misleading. In arriving at our opinion, we have not performed or obtained any independent appraisal of the assets or liabilities of Trico. Our opinion is necessarily based on economic, market and other conditions, and the information made available to us, as of the date hereof.

We have acted as financial advisor to Trico in connection with the Transaction and will receive a fee for such services, payment of which is contingent upon the consummation of the Transaction.

In the ordinary course of business, Bear Stearns may actively trade the equity securities of Trico for its own account and for the account of its customers and, accordingly, may at any time hold a long or short position in such securities.

It is understood that this letter is intended solely for the benefit and use of the Board of Directors of Trico and does not constitute a recommendation to the Board of Directors or any holders of Trico common stock as to how to vote in connection with the Transaction. This opinion does not address Trico's underlying business decision to pursue the Transaction. This letter is not to be used for any other purpose, or reproduced, disseminated, quoted or referred to at any time, in whole or in part, in any manner for any purpose without our prior consent; provided, however, that this letter may be included in its entirety in any proxy statement to be distributed to the holders of Trico common stock in connection with the Transaction.

Based on the foregoing, it is our opinion that the Consideration to be received by Trico in the Transaction is fair, from a financial point of view, to Trico.

                                        Very truly yours,

                                        BEAR, STEARNS & CO. INC.



                                        By:  /s/ Stephen Straty
                                            -------------------------------
                                               Senior Managing Director

                                    [FRONT]

                          TRICO MARINE SERVICES, INC.
                           250 NORTH AMERICAN COURT
                            HOUMA, LOUISIANA  70363

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                        OF TRICO MARINE SERVICES, INC.

    The undersigned hereby appoints Victor M. Perez and Kenneth W. Bourgeois, or either of them, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all shares of common stock of Trico Marine Services, Inc. held of record by the undersigned on April 28, 1999 at the annual meeting of shareholders to be held on June 8, 1999, or any adjournment thereof.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW AND FOR PROPOSAL 2:

1. Election of Directors

   [ ] FOR all nominees listed               [ ] WITHHOLD AUTHORITY
       below (except as marked                   to vote for all nominees
       to the contrary below)                    listed below


   INSTRUCTIONS:   TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, STRIKE A
   LINE THROUGH THE NOMINEE'S NAME LISTED BELOW.

      Thomas E. Fairley                           Benjamin F. Bailar

2. Approval of Issuance and Sale of Shares of Common Stock Exceeding 20% of the Outstanding Common Stock


      [ ]  FOR           [ ]  AGAINST            [ ] ABSTAIN

3. In his discretion, to transaction such other business as may properly come before the meeting and any adjournments thereof.

                     (PLEASE SEE REVERSE SIDE)







                            [REVERSE SIDE]



THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR BOTH OF THE DIRECTOR NOMINEES NAMED ABOVE AND FOR PROPOSAL 2. THE PROXY HOLDERS NAMED ABOVE WILL VOTE IN THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.



                               Date:    ____________________,1999


                               _______________________________________________
                                           Signature of Shareholder


                               _______________________________________________
                                     Additional Signature, if held jointly

                               PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.
                               WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH
                               SHOULD SIGN.  WHEN SIGNING AS ATTORNEY,
                               EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                               PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.